REGISTRATION NO. 333-53589/811-08789

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 17	☑

VALIC Company II
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
NORI L. GABERT, ESQ.
2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
(713.831.5165)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY
300 EAST LOMBARD ST.
BALTIMORE, MARYLAND 21202
(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:
DAVID M. LEAHY, ESQ.
SULLIVAN & WORCESTER LLP
1666 K STREET, N.W.
WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
☐ Immediately upon filing pursuant to paragraph (b)
☑ on January 1, 2010, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on [date], pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2010

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This Prospectus provides you with information you need to know before investing in any of the Funds of VC II. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Funds of VC II.

Individuals cannot invest in the Funds directly. Instead, they participate through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment objective. In addition, all of the Funds other than the Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Money Market II Fund and Moderate Growth Lifestyle Fund have investment strategies that require 80% of each Fund’s assets to be invested consistently with its name. VC II may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

About the Lifestyle Funds

VC II offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a “fund of funds.” A “fund of funds” is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.

In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance.

The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

3

Aggressive Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
PineBridge Investments, LLC (“PineBridge”)

Investment Objective
The Fund seeks growth through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers and derivatives (such as futures and options).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: domestic equity securities (45%-70%), fixed income securities (10%-50%), international equity securities (5%-25%) and real estate securities (0%-15%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund. In addition, because the Underlying Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stocks by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

4

Aggressive Growth Lifestyle Fund

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Real Estate Industry Risk: Because the Fund may select Underlying Funds that invest heavily in real estate securities, it may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Underlying Funds also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Underlying Funds have rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 23.64%.

Best quarter:  21.90%, quarter ending December 31, 1999

Worst quarter:  −17.12%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−32.95%	1.28%	1.80%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−29.95%	0.74%	1.91%

Blended Index Information
The Blended Index consists of the Russell 3000® Index (54%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (13%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (8%).The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

5

Capital Appreciation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Bridgeway Capital Management, Inc. (“Bridgeway”)

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Investment Strategy
The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management. From January 1, 2002 to August 28, 2006, the Fund was sub-advised by Credit Suisse Asset Management, LLC. Bridgeway assumed sub-advisory duties on August 28, 2006.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

6

Capital Appreciation Fund

For the year-to-date through September 30, 2009, the Fund’s return was 21.95%.

Best quarter: 23.01%, quarter ending December 31, 1999

Worst quarter: −25.65%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

Since Inception
As of December 31, 2008	1 Year	5 Years	(9/21/1998)

Capital Appreciation	−44.17%	−4.39%	−5.40%
Russell 1000® Growth Index	−38.44%	−3.42%	−4.27%

The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

7

Conservative Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth and Lifestyle Fund and Moderate Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: fixed income securities (55%-90%), domestic equity securities (10%-35%), international equity securities (0%-20%) and real estate securities (0%-6%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed-Income Security Risk:  To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund’s interest-paying fixed-income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

8

Conservative Growth Lifestyle Fund

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Risk of Lower Rated Fixed-Income Securities: Certain of the Underlying Funds may invest in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 16.94%.

Best quarter: 11.58%, quarter ending December 31, 1999

Worst quarter: −7.79%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−18.33%	2.15%	3.57%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−12.57%	3.00%	4.04%

Blended Index Information
The Blended Index consists of the Russell 3000® Index (24%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (8%), the Barclays Capital U.S. Aggregate Bond Index (65%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (3%). The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

9

Core Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium-to high-quality fixed-income securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. Although the Fund invests primarily in medium- to high-quality fixed income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed income securities (junk bonds), which are considered below investment-grade. A fixed income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB- or higher by Standard & Poor’s Corporation. “Net assets” will take into account borrowing for investment purposes.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A portion of the Fund’s assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher at the time of investment. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund’s net assets.

Up to 10% of the Fund’s net assets may be invested in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

The Fund’s investment strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

10

Core Bond Fund

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 14.16%.

Best quarter: 4.43%, quarter ending September 30, 2002

Worst quarter: −3.17%, quarter ending September 30, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Core Bond	−4.79%	2.14%	3.72%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

The Barclays Capital U.S. Aggregate Bond Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

11

High Yield Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Wellington Management Company, LLP (“Wellington Management”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

Investment Strategy
At least 80% of the Fund’s net assets are invested, under normal circumstances, in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) and BBB− by Standard & Poor’s Corporation (“S&P”). Up to 15% of net assets can be rated below Caa3 by Moody’s or CCC− by S&P. The Fund may also invest up to 35% of net assets in below-investment grade foreign fixed-income securities. “Net assets” will take into account borrowing for investment purposes.

To balance this risk, the Fund may invest up to 20% of net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB− or higher by S&P. In addition, the Fund may invest up to 15% of net assets in zero coupon securities (securities not paying current cash interest), and up to 20% of net assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

12

High Yield Bond Fund

Risk of Lower Rated Fixed-Income Securities: The Fund’s investments will be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Wellington Management assumed sub-advisory duties on July 24, 2009. From January 1, 2002 to July 24, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years, Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 34.99%.

Best quarter: 10.38%, quarter ending June 30, 2003

Worst quarter: −23.37%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Citigroup High-Yield Market Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

High Yield Bond	−31.29%	−0.54%	2.45%
Citigroup High-Yield Market Index	−25.91%	−0.93%	2.19%

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

13

International Small Cap Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Invesco Advisers, Inc. (“Invesco”)

Investment Objective
The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a “small cap company” is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed U.S. $6.0 billion.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies and may invest in developing or emerging market countries.

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities rated as investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Ratings. Fixed-income securities may be denominated in various currencies; however, no more than 20% of the Fund’s net assets will be invested in fixed-income securities denominated in a currency other than the U.S. dollar or invested in fixed-income securities issued by a single foreign government or international organization, such as the World Bank.

Invesco, through a sub-sub-advisory relationship with its affiliate, Invesco Asset Management Ltd. (“IAML”), and AIGGIC will each manage approximately 50% of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

Fixed-Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investments in larger companies, because the small companies offer greater opportunity for capital appreciation. Stock of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from

14

International Small Cap Equity Fund

larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Invesco assumed co-sub-advisory duties of the Fund on December 14, 2009. IAML began to serve as a sub-sub-adviser to the Fund pursuant to a sub-subadvisory agreement between Invesco and IAML effective December 14, 2009. AIGGIC assumed sub-advisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 24.11%.

Best quarter: 47.20%, quarter ending December 31, 1999

Worst quarter: −22.67%, quarter ending September 30, 2008

This table compares the Fund’s average annual returns of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Small Cap Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

International Small Cap Equity	−41.41%	2.87%	2.63%
MSCI EAFE Small Cap Index	−48.36%	−0.84%	2.27%

The MSCI EAFE Small Cap Index is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the MSCI EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US $200 million to $1.5 billion.

15

Large Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SSgA Funds Management, Inc. (“SSgA FM”)

Investment Objective
The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. A company will be considered a large-cap company if its market capitalization, at the time of purchase, is equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion. “Net assets” will take into account borrowing for investment purposes.

The sub-adviser uses a systematic investment process that incorporates multiple, uncorrelated security evaluation measures aimed at identifying and exploiting misvaluations within the large cap equity market defined above. The sub-adviser’s team attempts to apply this process in an objective, risk-controlled manner with a long-term investment perspective.

The constructed portfolio is well-diversified, maintaining industry and sector exposures and macroeconomic and risk characteristics that are similar to the Index.

In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Quantitative Risk: The different factors that go into the quantitative analysis can be changed periodically. The weight of each factor may also change; thus, the analytical model may have different historical or future performance compared to the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

16

Large Cap Value Fund

For the year-to-date through September 30, 2009, the Fund’s return was 8.57%.

Best quarter: 16.26%, quarter ending June 30, 2003

Worst quarter: −20.41%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Large Cap Value	−36.72%	−0.90%	1.59%
Russell 1000® Value Index	−36.85%	−0.79%	1.36%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

17

Mid Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Invesco Advisers, Inc. (“Invesco”)

Investment Objective
The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

Investment Strategy
This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. A company will be considered a mid-cap company if its market capitalization, at time of purchase, ranges from the smallest company included in the Russell MidCap® Index to the largest company in the Russell MidCap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. Companies falling within the lower end of this range may be considered small-capitalization companies. “Net assets” will take into account borrowing for investment purposes.

The sub-adviser seeks to achieve capital appreciation through an opportunistic investment strategy with a growth bias. The core of the Fund’s portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the sub-adviser believes will lead to rapid sales or earnings growth.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. The Fund may invest up to 25% of its net assets in foreign securities. The Fund may purchase American Depository Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

The sub-adviser uses a “bottom up” approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund’s portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated

18

Mid Cap Growth Fund

superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Invesco assumed sub-advisory duties on October 20, 2004. The Fund was sub-advised by Invesco Institutional (N.A.), Inc. from May 1, 2004 through October 20, 2004. From September 29, 2000 to May 1, 2004, the Fund was sub-advised by INVESCO Funds Group. From inception to September 29, 2000, Brown Capital Management Inc. was the Fund’s sub-adviser.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell MidCap® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

For the year-to-date through September 30, 2009, the Fund’s return was 34.72%.

Best quarter:  29.78%, quarter ending December 31, 2001

Worst quarter:  −33.11%, quarter ending September 30, 2001

As of December 31, 2008	1 Year	5 Years	10 Years

Mid Cap Growth	−46.62%	−2.59%	−4.53%
Russell MidCap® Growth Index	−44.32%	−2.33%	−0.19%

The Russell MidCap® Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

19

Mid Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
FAF Advisors, Inc. (“FAF Advisors”)
Wellington Management Company, LLP (“Wellington
  Management”)

Investment Objective
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. “Net assets” will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap® Index range. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. Companies falling within the lower end of this market capitalization range may be considered small-capitalization companies.

The sub-advisers use their own investment strategies to pursue the Fund’s investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

-	are undervalued relative to other securities in the same industry or market;

-	exhibit good or improving fundamentals; or

-	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

Wellington Management manages approximately 60% of the Fund’s assets and FAF Advisors manages approximately 40% of the Fund’s assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

20

Mid Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties on January 1, 2002, and FAF Advisors assumed sub-advisory duties on November 7, 2005.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 29.60%.

Best quarter: 21.26%, quarter ending June 30, 2003

Worst quarter: −21.11%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2500® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Mid Cap Value	−38.69%	−1.32%	5.97%
Russell 2500® Value Index	−31.99%	−0.15%	5.72%

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

21

Moderate Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks growth and current income through investments in a combination of Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-capitalization companies, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: fixed income securities (30%-70%), domestic equity securities (30%-50%), international equity securities (0%-20%) and real estate securities (0%-10%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Funds’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Funds’ derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or

22

Moderate Growth Lifestyle Fund

abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Real Estate Industry Risk: Because the Fund may select Underlying Funds that invest heavily in real estate securities, it may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Underlying Funds also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Underlying Funds have rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 21.31%.

Best quarter: 15.23%, quarter ending December 31, 1999

Worst quarter: −12.67%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−26.18%	1.52%	2.88%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−21.52%	1.87%	2.98%

Blended Index Information
The Blended Index consists of the Russell 3000 Index (40%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (45%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (5%). The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

23

Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times).

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2009, the Fund’s return was 0.35%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

24

Money Market II Fund

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

As of December 31, 2008	1 Year	5 Years	10 Years

Money Market II	2.24%	2.99%	3.12%
T-Bill 3 Month Index	1.41%	2.98%	3.16%

25

Small Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”)

Investment Objective
The Fund seeks to provide long-term capital growth.

Investment Strategy
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.

The sub-adviser may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as a substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The sub-adviser may sell a security for several reasons. The sub-adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

26

Small Cap Growth Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

JPMIM assumed sub-advisory responsibilities on December 10, 2007. From January 1, 2002 to December 10, 2007, Franklin Advisers, Inc. sub-advised the Fund and prior to January 1, 2002, JPMIM sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 31.12%.

Best quarter: 48.83%, quarter ending December 31, 1999

Worst quarter: −31.02%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Small Cap Growth	−43.22%	−5.47%	−2.76%
Russell 2000® Growth Index	−38.54%	−2.35%	−0.76%

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

27

Small Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”)

Investment Objective
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies. “Net assets” will take into account borrowing for investment purposes.

A company will be considered a small-capitalization company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. The sub-adviser will use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on characteristics such as business momentum, balance sheet characteristics, capital deployment, earnings quality and management quality. Stocks are sold based on market capitalization considerations or when they are no longer expected to appreciate in value.

The Fund may invest up to 25% of its net assets in foreign securities.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

As of January 1, 2002, JPMIM’s, predecessor assumed management of the Fund’s entire portfolio. The performance shown below reflects that of both the actively and passively managed portions of the Fund’s investment portfolio and includes all advisers. Prior to January 1, 2002, VALIC managed the passively managed portion of the Fund’s investment portfolio from September 1, 1999 to December 31, 2001. (VALIC continues to serve as adviser to the Fund.) Prior to this, Bankers Trust Company managed the passively managed portion from September 21, 1998 to August 31, 1999. Prior to January 1, 2002, Fiduciary

28

Small Cap Value Fund

Management Associates Inc. actively managed the remainder of the Fund’s investment portfolio.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 18.42%.

Best quarter: 19.41%, quarter ending June 30, 2003

Worst quarter: −25.25%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Small Cap Value	−29.72%	−0.21%	3.96%
Russell 2000® Value Index	−28.92%	0.27%	6.11%

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

29

Socially Responsible Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. “Net assets” will take into account borrowing for investment purposes. To determine which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center.

The Fund does not invest in companies that are significantly engaged in:

-	the production of nuclear energy;

-	the manufacture of military weapons or delivery systems;

-	the manufacture of alcoholic beverages or tobacco products;

-	the operation of gambling casinos;

-	business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

-	labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

-	significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and derivatives such as futures and options. All percentages are calculated at the time of purchase.

Since the Fund’s definition of social criteria is not “fundamental,” VC II’s Board of Trustees may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Social Criteria Risk: There is no guarantee that the Fund will achieve capital growth through investments in securities meeting the Fund’s social criteria. If a company stops meeting the Fund’s social criteria after the Fund invested in it, the Fund will sell these investments, even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

30

Socially Responsible Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

SAAMCo assumed sub-advisory duties on December 1, 2009. From January 1, 2002 to November 30, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 21.97%

Best quarter: 16.29%, quarter ending June 30, 2003

Worst quarter: −24.90%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the S&P 500® Index. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Socially Responsible	−37.54%	−2.99%	−2.22%
S&P 500® Index	−37.00%	−2.19%	−1.38%

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

31

Strategic Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a broad range of fixed-income securities, including

-	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by Standard & Poor’s Corporation (“S&P”)

-	U.S. Government and agency obligations

-	mortgage backed securities

-	U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

“Net assets” will take into account borrowing for investment purposes. Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds. The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.

The Fund may invest at least 10% of the Fund’s net assets in senior secured floating rate loans (“Loans”). The Loans are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy/outs and refinancings. Additionally, the Fund may invest at least 10% of its total assets in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that

32

Strategic Bond Fund

are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 22.86%

Best quarter:  7.13%, quarter ending June 30, 2003

Worst quarter:  −8.96%, quarter ending December 31, 2008
This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 years

Strategic Bond	−14.19%	2.39%	5.33%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

33

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in each Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

If you are invested in a Lifestyle Fund, you pay the expenses of the Lifestyle Fund and indirectly pay a proportionate share of the expenses of an Underlying Fund based upon the percentage of the Lifestyle Fund’s assets that is allocated to the Underlying Fund. Because the annual operating expenses of each Underlying Fund, and a Lifestyle Fund’s allocation to that Underlying Fund, will vary from year to year, the indirect expenses borne by a Lifestyle Fund will vary from year to year.

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Aggressive		Conservative
	Growth	Capital	Growth	Core	High Yield
	Lifestyle	Appreciation	Lifestyle	Bond	Bond(4)

Management Fees	0.10%	0.55%	0.10%	0.50%	0.69%
Other Expenses	0.16%	0.51%	0.21%	0.48%	0.47%
Acquired Fund Fees and Expenses(3)	0.81%	N/A	0.77%	N/A	N/A
Total Fund Expenses	1.07%	1.06%	1.08%	0.98%	1.16%
Expense Reimbursement	0.16%	0.21%	0.21%	0.21%	0.20%
Net Expenses(1)	0.91%	0.85%	0.87%	0.77%	0.96%

	International				Moderate
	Small Cap	Large Cap	Mid Cap	Mid Cap	Growth
	Equity	Value(2)	Growth(2)	Value(2)	Lifestyle

Management Fees	0.82%	0.50%	0.75%	0.72%	0.10%
Other Expenses	0.50%	0.47%	0.50%	0.45%	0.12%
Acquired Fund Fees and Expenses(3)	N/A	0.00%	0.00%	N/A	0.74%
Total Fund Expenses	1.32%	0.97%	1.25%	1.17%	0.96%
Expense Reimbursement	0.32%	0.16%	0.40%	0.12%	0.12%
Net Expenses(1)	1.00%	0.81%	0.85%	1.05%	0.84%

	Money	Small Cap	Small Cap	Socially	Strategic
	Market II	Growth(2)	Value(2)	Responsible(2)	Bond

Management Fees	0.25%	0.85%	0.67%	0.25%	0.57%
Other Expenses	0.50%	0.64%	0.44%	0.44%	0.48%
Acquired Fund Fees and Expenses(3)	N/A	N/A	N/A	N/A	N/A
Total Fund Expenses	0.75%	1.49%	1.11%	0.69%	1.05%
Expense Reimbursement	0.20%	0.33%	0.16%	0.13%	0.16%
Net Expenses(1)	0.55%	1.16%	0.95%	0.56%	0.89%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2010, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

(2)	Through a commission recapture program a portion of the Fund’s expenses may be reduced. “Other Expenses” do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the Fund may incur. Each Fund may participate in commission recapture arrangements. Had the expense reductions been taken into account, “Net Expenses” would be for the Large Cap Value Fund, 0.80%; Mid Cap Growth Fund, 0.80%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.15%; and Socially Responsible Fund, 0.54%. The expense reductions for the Small Cap Value Fund was less than 0.01%.

(3)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

(4)	The Net Expenses of the High Yield Bond Fund reflect a new expense limitation, which became effective January 1, 2010. As of August 31, 2009, the Fund’s Net Expenses were 0.99%.

34

Example
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Aggressive Growth Lifestyle(1)	$93	$324	$575	$1,291
Capital Appreciation	$87	$316	$564	$1,275
Conservative Growth Lifestyle(1)	$89	$323	$575	$1,298
Core Bond	$79	$291	$521	$1,182
High Yield Bond	$98	$349	$619	$1,391
International Small Cap Equity	$102	$387	$693	$1,562
Large Cap Value(1)(2)	$83	$293	$521	$1,175
Mid Cap Growth(1)(2)	$87	$357	$648	$1,476
Mid Cap Value(2)	$107	$360	$632	$1,410
Moderate Growth Lifestyle(1)	$86	$294	$519	$1,167
Money Market II	$56	$220	$397	$912
Small Cap Growth(2)	$118	$439	$782	$1,751
Small Cap Value(2)	$97	$337	$596	$1,337
Socially Responsible(2)	$57	$208	$371	$846
Strategic Bond	$91	$318	$564	$1,268

(1)	The expense example includes Underlying Fund expenses the Fund incurred.

(2)	The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

35

Investment Glossary

Each Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

All of the Funds, except Lifestyle Funds, are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades on an exchange like common stock and represents a fixed portfolio of securities generally designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond

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matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or “junk bonds”) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

A Fund’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions though they consist generally of those countries included in the Morgan Stanley Capital International Emerging Market Index. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of

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deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining a Fund’s compliance with the limitation on illiquid securities.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

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Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. In this case, the purchaser does not have to pay anything up front but it would not have any voting or other rights held by stockholders. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset, without having to hold the underlying assets.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market II Fund, during prior fiscal years.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company and an SEC-registered investment adviser. It is a wholly-owned subsidiary of American General Life Insurance Company, which is a wholly-owned subsidiary of AGC Life Insurance Company (“AGCLIC”). AGCLIC is wholly-owned by AIG Life Holdings (US), Inc., a wholly-owned subsidiary of American International Group, Inc.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for all of the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer

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agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2009.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from each Fund.

According to the investment sub-advisory agreements VALIC has with each sub-adviser, VALIC will receive investment advice from the sub-adviser for the respective Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers for each Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-advisers and the Funds they sub-advise are as follows:

Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Strategic Bond Fund

AIG Global Investment Corp.
70 Pine Street, New York, New York 10270

AIGGIC is an indirect, wholly-owned subsidiary of AIG and is a part of AIG Investments. AIG Investments comprises a group of international investment companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2009, AIGGIC managed approximately $611 billion of which approximately $520 billion relates to affiliated assets.

On September 5, 2009, AIG entered into an agreement to sell a portion of its investment advisory and asset management business, including its interest in AIGGIC (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, the Asia-based private investment group. Prior to the closing of the Transaction, AIG intends to merge AIGGIC with and into PineBridge Investments LLC, a Delaware limited liability company (“PineBridge”). PineBridge, as successor to AIGGIC, would remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge Partners.

Teams, as noted below, make investment decisions for several Funds. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Core Bond Fund are made by a team including Bryan Petermann, John Yovanovic, CFA, Tim Lindvall,

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CFA, John Dunlevy, Rajeev Mittal and Robert Vanden Assem, CFA. Mr. Petermann, Managing Director and Head of High Yield, joined AIGGIC in 2001. He became a Portfolio Manager of high yield bonds in 2003. Mr. Yovanovic, Managing Director and Head of High Yield Portfolio Management, joined PineBridge in 2001. He became a Portfolio Manager of high yield bonds in 2005. Mr. Lindvall, Vice President and Portfolio Manager, joined AIGGIC in 2002 and became a portfolio manager in 2007. Mr. Dunlevy, Managing Director and Portfolio Manager, joined AIGGIC in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-backed securities (“MBS”). Mr. Dunlevy has been an active investor in structured mortgage credit products including agency and non-agency MBS, commercial mortgage-backed securities, and asset-backed securities for the past 20 years. Prior to joining AIGGIC, Mr. Dunlevy was a senior member of the securitized products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Mr. Mittal, Managing Director and Head of Emerging Markets Debt, joined AIGGIC in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Vanden Assem, Managing Director and Senior Portfolio Manager of High Grade Fixed Income, joined AIGGIC in 2001 and is responsible for the portfolio management high grade total rate of return portfolios and long/short portfolios.

Investment decisions for the Lifestyle Funds are made by a team including Jose R. Aragon, Timothy Campion, Michael J. Kelly and Paul Mazzacano. Mr. Aragon, Vice President and Portfolio Manager, joined AIGGIC in 2003. Prior to assuming this role, Mr. Aragon managed AIGGIC’s multi-strategy hedge fund and was a quantitative analyst in the structured equity group. Mr. Campion, Vice President and Portfolio Manager, joined AIGGIC in 1999. He is responsible for enhanced index products. Prior to joining AIGGIC, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Mr. Kelly, Managing Director, Global Head of Client Asset Allocation & Structured Equities, joined AIGGIC in 1999 as Head of U.S. Equities. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of AIGGIC’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles. Mr. Mazzacano, Vice President and Global Head of Investment Manager Research, joined AIGGIC in 2001. He assumed the role of Head of Product Management in 2006, and then in 2007 Global Head of Investment Manager Research. He is responsible for the global coordination of AIGGIC’s manager selection and monitoring activities.

A portion of the assets of the International Small Cap Equity Fund are managed by a team of regionally based portfolio managers of which the lead is Chantal Brennan (Europe). Team members responsible for stock selection include Noriko Umino (Japan) and Elizabeth Soon. Ms. Brennan is the product head of International Small Cap Equity with overall responsibility for risk monitoring, rebalancing, and reporting. Ms. Brennan joined AIGGIC in 1996 and is the Head of the European Smaller Companies Team based in London and Deputy Head of European Equities. Ms. Umino joined AIGGIC in 2005 and is a portfolio manager for the Japan small/mid cap strategy. Prior to joining AIGGIC, Ms. Umino was a Senior Investment Manager for 14 years at Credit Agricole Asset Management Japan Ltd., where she was responsible for Japanese small-cap stocks. Ms. Soon, Managing Director and Portfolio Manager of Southeast Asia Equities, joined AIGGIC in 2008 and has 18 years experience managing Asian equity portfolios. Prior to joining AIGGIC, she served as a portfolio manager at Swiss-owned fund management group, HSZ, since 2006 and was most recently responsible for the firm’s China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group’s Asian funds and a member of the Global Stock and Sector Insights Committee (United Kingdom).

Investment decisions for Strategic Bond Fund are made by a team led by Robert Vanden Assem, and which includes Bryan Petermann, John Yovanovic, Tim Lindvall, John Dunlevy, Anthony King and Rajeev Mittal. Mr. Vanden Assem’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. King, Vice President and Senior Investment Manager of Client Portfolio Management, joined AIGGIC in 2000. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Please see above for biographies for Messrs. Vanden Assem, Petermann, Yovanovic, Lindvall, Dunlevy and Mittal.

Capital Appreciation Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)
5615 Kirby Drive, Suite 518, Houston, Texas 77005

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of September 30, 2009, Bridgeway had approximately $3 billion in assets under management.

John Montgomery, founder and President of Bridgeway is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Mid Cap Value Fund

FAF Advisors, Inc. (“FAF Advisors”)
800 Nicollet Mall, Minneapolis, Minnesota 55402

FAF Advisors (formerly U.S. Bancorp Asset Management, Inc.) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2009, FAF Advisors and its affiliates had approximately $103 billion in assets under management, including investment company assets of approximately $86 billion.

Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of a portion of the Fund’s assets. Mr. Earley is currently an Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum

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joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management.

International Small Cap Equity Fund
Mid Cap Growth Fund

Invesco Advisers, Inc. (“Invesco”)
11 Greenway Plaza, Houston, Texas 77046

On December 31, 2009, Invesco Ltd. merged the businesses of five retail and institutional investment advisers into one entity. As a result, Invesco Aim Capital Management, Inc. merged into Invesco Institutional (N.A.), Inc., which was renamed Invesco Advisers, Inc. (“Invesco”). Invesco will serve as the Fund’s sub-adviser and will provide substantially the same services as was provided by Invesco Aim. The portfolio management team remains the same. Additional information regarding the merger is available at Invesco’s website at http://www.invescoaim.com. Invesco, together with its affiliates, advises or manages over 225 investment funds, including the International Small Cap Equity and Mid Cap Growth Funds, encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd. Total net assets under the management of Invesco and its affiliates were approximately $417 billion as of September 30, 2009.

Invesco has engaged Invesco Asset Management, Ltd.  (“IAML”) as a sub-sub-adviser to the International Small Cap Equity Fund. IAML is an indirect wholly-owned subsidiaries of Invesco Ltd., an international investment management company based in Atlanta, Georgia, with money managers located in Europe, North and South America, and the Far East. IAML is registered investment adviser in both the United States and in the United Kingdom. A team of IAML portfolio managers led by Bob Yerbury are responsible for the day-to-day management of a portion of the Fund’s assets, including Stephanie Butcher, Paul Chesson, Ian Hargreaves, Dean Newman and Richard Smith.

Mr. Yerbury, Chief Investment Officer and Lead Portfolio Manager, joined IAML in 1983. In September 2004, he became Chief Executive Officer (CEO) of IAML and in 2006 became a Senior Managing Director of Invesco Ltd., the parent company of Invesco and IAML. Mr. Yerbury handed over his CEO responsibilities in September 2008 but continues to serve as the CIO of IAML. Ms. Butcher, Fund Manager — European Equities, joined the company in 2003 as a fund manager in the European Equities team. She began her investment career in 1993. Mr. Chesson, Head of Japanese Equities, joined the company in 1993 and is responsible for managing several Japanese equity funds. Mr. Chesson began his investment career in 1990. Mr. Hargreaves, Fund Manager — Asian Equities, joined Invesco in 1994 and has been on the IAML team since 2005. He manages pan-Asian portfolios, and is specifically responsible for covering the Hong Kong/China markets as well as markets in South East Asia, namely, Singapore, Malaysia, Thailand and Indonesia. Mr. Newman, Head of Emerging Markets, joined the company in 1993 as a member of its Emerging Markets team and became the head of the team in April 2007. He began his investment career in 1985. Mr. Smith, Fund Manager — UK Equities, joined the company in June 2002 and manages UK smaller companies funds. He began his fund management career in 1973.

Paul J. Rasplicka (lead manager) is a Senior Portfolio Manager. He has been associated with Invesco and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment and the management of daily cash flows with portfolio holdings. The degree, to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time. Mr. Rasplicka is assisted by Brent Lium. Mr. Lium, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2003.

Small Cap Growth Fund
Small Cap Value Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)
245 Park Avenue, New York, NY 10167

JPMIM is the investment sub-adviser to the Small Cap Growth Fund. As of September 30, 2009, JPMIM and its affiliates managed over $1.25 trillion in assets. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, a Managing Director of JPMIM, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. Small Cap Growth Strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Mr. Jones, also a Managing Director of JPMIM, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth and Small Cap Equities Group, which comprises mid-, small-, micro- and large-cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team’s chief investment officer since 1993. Messrs. Shapiro and Jones are both Chartered Financial Analysts.

The portion of the Small Cap Value Fund sub-advised by JPMIM is managed by Christopher T. Blum, CFA and Dennis S. Ruhl, CFA. Mr. Blum, Managing Director, has been a portfolio manager in the JPMIM U.S. Small Cap Equity Group since 2001. Mr. Ruhl, Vice President, joined the JPMIM U.S. Small Cap Equity Group in 2001 and has been an employee of JPMIM since 1999. Messrs. Blum and Jones hold the Chartered Financial Analyst designation.

Large Cap Value Fund

SSgA Funds Management, Inc. (“SSgA FM”)
State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900

SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding Company. As of September 30, 2009, SSgA FM had over $163.4 billion in assets under management. SSgA FM, State Street Corporation and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1,735 trillion under management as of September 30, 2009, SSgA provides complete

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global investment management services from offices in North America, South America, Europe, Asia, Australia and the middle east.

The Large Cap Value Fund is managed by the US Active Quantitative Equity Team at SSgA FM. Portfolio managers Lee Montag, PhD, and Brian Shannahan, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Montag is the lead portfolio manager of the Fund and is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager for the US Active Quantitative Equity team. Mr. Montag has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Prior to joining SSgA in 2007, he co-managed a hedge fund for Morgan Stanley Alternative Investments. Mr. Shannahan is the back-up portfolio manager for the Fund and is a Senior Managing Director of SSgA, Head of the US Active Quantitative Equity Team and Principal of SSgA FM. Mr. Shannahan joined the firm in 2002 and is a Senior Portfolio Manager responsible for long and long/short strategies on the US team. Prior to joining SSgA, Mr. Shannahan was with BankBoston where he was Director, Portfolio Management. Mr. Shannahan has been working in the investment management field since 1993.

Money Market II Fund
Socially Responsible Fund

SunAmerica Asset Management Corp. (“SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. As of September 30, 2009, SAAMCo managed, advised and/or administered more than $43 billion of assets.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

James O. Kurtz serves as the portfolio manager of the Socially Responsible Fund. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo in December 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp. (“AIGGIC”) following the acquisition of American General Investment Management, L.P. in 2001. Prior to AIGGIC, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000.

High Yield Bond Fund

Mid Cap Value Fund

Wellington Management Company, LLP (“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $505 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Christopher A. Jones, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since July 27, 2009. Mr. Jones joined Wellington Management as an investment professional in 1994.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for Its Services
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended August 31, 2009:

Advisory fee
paid to VALIC
(as a % of
average daily
Fund Name	net assets)

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50%
High Yield Bond Fund	0.69%
International Small Cap Equity Fund	0.82%
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.75%
Mid Cap Value Fund	0.72%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	0.67%
Socially Responsible Fund	0.25%
Strategic Bond Fund	0.57%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

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Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC II offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed-income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of a Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from a

44

Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC II determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the customary trading session on the exchange where the security is principally traded.

The securities held by the Money Market II Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s NAV at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as permitted by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

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The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 and 2009 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in VC II’s annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.63		$12.59		$11.71		$10.98		$9.10		$10.24	$10.83	$8.90		$8.90	$7.79

Income (loss) from investment operations:
Net investment income (loss)(d)	0.14		0.24		0.23		0.15		0.08		0.05	0.01	0.04		0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.71)		(1.25)		1.64		1.00		1.88		(2.77)	(0.57)	1.91		(0.01)	1.11
Net increase from payments by affiliates	—		—		—		—		—		—	—	0.00		—	—

Total income (loss) from investment operations	(1.57)		(1.01)		1.87		1.15		1.96		(2.72)	(0.56)	1.95		0.01	1.14

Distributions from:
Net investment income	(0.22)		(0.19)		—		(0.18)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)
Net realized gain on securities	(1.88)		(0.76)		(0.99)		(0.24)		—		—	—	—		—	—

Total distributions	(2.10)		(0.95)		(0.99)		(0.42)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)

Net asset value at end of period	$6.96		$10.63		$12.59		$11.71		$10.98		$7.51	$10.24	$10.83		$8.90	$8.90

TOTAL RETURN(a)	(10.48)%		(8.92)%		16.53%		10.65%		21.62%		(26.59)%	(5.18)%	21.90	%(e)	0.06%	14.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of expenses to average net assets(c)	0.26	%(f)	0.23	%(f)	0.23	%(f)	0.29	%(f)	0.30	%(f)	1.06%	1.01%	1.03%		1.03%	1.13%
Ratio of expense reductions to average net assets	—		—		—		—		—		—	—	0.00%		—	—
Ratio of net investment income (loss) to average net assets(b)	2.16	%(f)	2.15	%(f)	1.93	%(f)	1.31	%(f)	0.80	%(f)	0.74%	0.05%	0.38%		0.21%	0.34%
Ratio of net investment income (loss) to average net assets(c)	2.01	%(f)	2.02	%(f)	1.80	%(f)	1.12	%(f)	0.60	%(f)	0.53%	(0.11)%	0.19%		0.03%	0.06%
Portfolio turnover rate	151%		119%		53%		79%		40%		54%	57%	32%		169%	105%
Number of shares outstanding at end of period (000’s)	13,454		8,603		6,530		4,612		3,700		6,456	8,763	7,779		7,797	5,499
Net assets at the end of period (000’s)	$93,696		$91,464		$82,221		$53,987		$40,623		$48,510	$89,774	$84,269		$69,412	$48,939

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

(f)	Does not include underlying fund expenses that the Funds bear indirectly.

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	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$10.23		$11.29		$10.70		$10.81		$9.79		$10.08	$10.17	$10.09		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.33		0.27		0.19		0.15		0.24		0.51	0.51	0.48		0.49		0.42
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.53)		(0.72)		0.99		0.42		1.03		0.09	(0.28)	(0.11)		(0.31)		0.08
Net increase from payments by affiliates	—		—		—		—		—		—	—	—		—		—

Total income (loss) from investment operations	(0.20)		(0.45)		1.18		0.57		1.27		0.60	0.23	0.37		0.18		0.50

Distributions from:
Net investment income	(0.26)		(0.16)		—		(0.18)		(0.25)		(0.72)	(0.32)	(0.29)		(0.13)		(0.41)
Net realized gain on securities	(0.17)		(0.45)		(0.59)		(0.50)		—		—	—	—		(0.02)		(0.03)

Total distributions	(0.43)		(0.61)		(0.59)		(0.68)		(0.25)		(0.72)	(0.32)	(0.29)		(0.15)		(0.44)

Net asset value at end of period	$9.60		$10.23		$11.29		$10.70		$10.81		$9.96	$10.08	$10.17		$10.09		$10.06

TOTAL RETURN(a)	(1.36)%		(4.36)%		11.28%		5.50%		13.03%		6.87%	2.24%	3.67%		1.82%		5.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.77%	0.77%	0.77%		0.77%		0.77%
Ratio of expenses to average net assets(c)	0.31	%(f)	0.27	%(f)	0.28	%(f)	0.33	%(f)	0.31	%(f)	0.98%	0.93%	0.93%		1.03%		1.00%
Ratio of expense reductions to average net assets	—		—		—		—		—		—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	3.84	%(f)	2.58	%(f)	1.75	%(f)	1.38	%(f)	2.35	%(f)	5.38%	4.97%	4.84%		4.91%		4.23%
Ratio of net investment income (loss) to average net assets(c)	3.63	%(f)	2.40	%(f)	1.57	%(f)	1.15	%(f)	2.14	%(f)	5.17%	4.80%	4.68%		4.66%		3.99%
Portfolio turnover rate	180%		107%		75%		81%		46%		134%	158%	180	%(g)	206	%(g)	216	%(e)(g)
Number of shares outstanding at end of period (000’s)	6,004		5,715		4,332		3,488		3,190		16,054	20,731	20,671		10,802		10,072
Net assets at the end of period (000’s)	$57,659		$58,445		$48,897		$37,309		$34,468		$159,971	$209,052	$210,322		$109,007		$101,299

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

Core Bond	205%

(f)	Does not include underlying fund expenses that the Funds bear indirectly.

(g)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005

Core Bond	155%	202%	212%

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	High Yield Bond Fund							International Small Cap Equity Fund
	Year Ended August 31,							Year Ended August 31,
	2009	2008	2007	2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$8.43	$9.10	$9.32	$8.87		$8.28		$14.58	$19.78	$16.80		$14.05		$10.36

Income (loss) from investment operations:
Net investment income (loss)(d)	0.68	0.72	0.69	0.63		0.62		0.16	0.16	0.16		0.11		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)	(0.87)	(0.26)	0.07		0.78		(2.92)	(3.62)	3.68		2.87		3.68
Net increase from payments by affiliates	—	—	—	0.00		—		—	—	0.00		0.00		—

Total income (loss) from investment operations	(0.93)	(0.15)	0.43	0.70		1.40		(2.76)	(3.46)	3.84		2.98		3.80

Distributions from:
Net investment income	(0.72)	(0.50)	(0.44)	(0.16)		(0.63)		(0.14)	(0.11)	(0.06)		(0.03)		(0.04)
Net realized gain on securities	—	(0.02)	(0.21)	(0.09)		(0.18)		(0.73)	(1.63)	(0.80)		(0.20)		(0.07)

Total distributions	(0.72)	(0.52)	(0.65)	(0.25)		(0.81)		(0.87)	(1.74)	(0.86)		(0.23)		(0.11)

Net asset value at end of period	$6.78	$8.43	$9.10	$9.32		$8.87		$10.95	$14.58	$19.78		$16.80		$14.05

TOTAL RETURN(a)	(7.97)%	(1.79)%	4.62%	8.16	%(g)	17.45%		(17.61)%	(18.68)%	23.44	%(h)	21.36	%(e)	36.89	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.99%	0.99%	0.99%		0.99%		1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets(c)	1.16%	1.13%	1.16%	1.19%		1.27%		1.32%	1.31%	1.29%		1.37%		1.57%
Ratio of expense reductions to average net assets	—	—	—	—		—		—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	11.11%	8.25%	7.63%	7.07%		7.30%		1.71%	0.97%	0.84%		0.72%		0.99%
Ratio of net investment income (loss) to average net assets(c)	10.94%	8.12%	7.46%	6.87%		7.01%		1.40%	0.66%	0.55%		0.35%		0.42%
Portfolio turnover rate	91%	57%	47%	53%		58	%(f)	132%	101%	72%		69%		143%
Number of shares outstanding at end of period (000’s)	28,189	24,516	21,225	11,377		9,090		51,389	42,957	37,205		25,445		7,405
Net assets at the end of period (000’s)	$191,246	$206,712	$193,127	$106,070		$80,665		$562,725	$626,351	$735,844		$427,437		$104,030

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

High Yield Bond	57%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

(h)	The Fund’s performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

49

	Large Cap Value Fund						Mid Cap Growth Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007	2006		2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$12.51	$15.74	$14.58	$13.72		$12.18	$7.42	$9.36	$8.15	$7.56	$5.94

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.20	0.18	0.21		0.18	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.00)	(2.51)	1.67	1.50		2.05	(1.59)	(0.97)	1.80	0.60	1.63
Net increase from payments by affiliates	—	—	—	0.00		—	—	—	—	—	—

Total income (loss) from investment operations	(2.85)	(2.31)	1.85	1.71		2.23	(1.60)	(0.99)	1.78	0.59	1.62

Distributions from:
Net investment income	(0.29)	(0.14)	(0.07)	(0.06)		(0.17)	—	—	—	—	—
Net realized gain on securities	—	(0.78)	(0.62)	(0.79)		(0.52)	(0.03)	(0.95)	(0.57)	—	—

Total distributions	(0.29)	(0.92)	(0.69)	(0.85)		(0.69)	(0.03)	(0.95)	(0.57)	—	—

Net asset value at end of period	$9.37	$12.51	$15.74	$14.58		$13.72	$5.79	$7.42	$9.36	$8.15	$7.56

TOTAL RETURN(a)	(22.55)%	(15.47)%	12.89%	12.98	%(e)	18.62%	(21.43)%	(11.98)%	22.57%	7.80%	27.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%		0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.97%	0.92%	0.89%	0.97%		1.01%	1.25%	1.17%	1.25%	1.34%	1.37%
Ratio of expense reductions to average net assets	0.01%	0.01%	—	—		—	0.05%	0.02%	0.01%	—	—
Ratio of net investment income (loss) to average net assets(b)	1.70%	1.41%	1.16%	1.54%		1.41%	(0.29)%	(0.28)%	(0.26)%	(0.15)%	(0.18)%
Ratio of net investment income (loss) to average net assets(c)	1.53%	1.30%	1.08%	1.38%		1.21%	(0.69)%	(0.60)%	(0.66)%	(0.64)%	(0.70)%
Portfolio turnover rate	182%	183%	105%	103%		84%	116%	125%	121%	142%	125%
Number of shares outstanding at end of period (000’s)	16,825	24,675	26,589	12,192		6,476	27,455	28,873	9,052	7,929	6,920
Net assets at the end of period (000’s)	$157,711	$308,635	$418,508	$177,737		$88,853	$158,841	$214,201	$84,765	$64,583	$52,335

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

50

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009		2008		2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$15.31	$20.09	$18.75	$18.27	$16.18	$11.40		$13.04		$12.44		$12.04		$10.46

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.07	0.10	0.08	0.01	0.25		0.29		0.21		0.16		0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.40)	(3.11)	3.14	1.79	3.63	(0.96)		(1.08)		1.49		0.70		1.58
Net increase from payments by affiliates	—	—	—	—	—	—		—		—		—		—

Total income (loss) from investment operations	(2.27)	(3.04)	3.24	1.87	3.64	(0.71)		(0.79)		1.70		0.86		1.76

Distributions from:
Net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.01)	(0.26)		(0.17)		(0.12)		(0.06)		(0.18)
Net realized gain on securities	(0.27)	(1.65)	(1.83)	(1.38)	(1.54)	(0.31)		(0.68)		(0.98)		(0.40)		—

Total distributions	(0.33)	(1.74)	(1.90)	(1.39)	(1.55)	(0.57)		(0.85)		(1.10)		(0.46)		(0.18)

Net asset value at end of period	$12.71	$15.31	$20.09	$18.75	$18.27	$10.12		$11.40		$13.04		$12.44		$12.04

TOTAL RETURN(a)	(14.17)%	(16.05)%	18.15%	10.74%	23.18%	(5.33)%		(6.70)%		14.18%		7.21%		16.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.17%	1.13%	1.11%	1.20%	1.18%	0.22	%(e)	0.20	%(e)	0.20	%(e)	0.24	%(e)	0.25	%(e)
Ratio of expense reductions to average net assets	0.03%	0.01%	0.02%	0.01%	0.02%	—		—		—		—		—
Ratio of net investment income (loss) to average net assets(b)	1.22%	0.43%	0.47%	0.40%	0.01%	2.81	%(e)	2.42	%(e)	1.64	%(e)	1.35	%(e)	1.58	%(e)
Ratio of net investment income (loss) to average net assets(c)	1.10%	0.35%	0.41%	0.25%	(0.11)%	2.69	%(e)	2.32	%(e)	1.54	%(e)	1.21	%(e)	1.44	%(e)
Portfolio turnover rate	84%	72%	59%	76%	46%	175%		108%		64%		70%		38%
Number of shares outstanding at end of period (000’s)	37,634	40,372	26,139	19,331	16,528	14,009		12,783		9,401		7,122		6,129
Net assets at the end of period (000’s)	$478,457	$618,150	$525,119	$362,379	$302,014	$141,786		$145,705		$122,551		$88,558		$73,804

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Does not include underlying fund expenses that the Funds bear indirectly.

51

	Money Market II Fund					Small Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$11.46	$14.59	$12.68	$12.19	$10.20

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.03	0.05	0.04	0.02	(0.07)	(0.09)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.00)	(0.00)	—	—	—	(1.96)	(2.20)	2.00	0.56	2.08
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—

Total income (loss) from investment operations	0.01	0.03	0.05	0.04	0.02	(2.03)	(2.29)	1.91	0.49	1.99

Distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	—	—	—	—	—
Net realized gain on securities	—	—	—	—	—	(0.12)	(0.84)	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	(0.12)	(0.84)	—	—	—

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$9.31	$11.46	$14.59	$12.68	$12.19

TOTAL RETURN(a)	0.89%	3.08%	4.88%	4.09%	1.99%	(17.44)%	(16.52)%	15.06%	4.02%	19.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.55%	0.55%	0.56%	0.56%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.75%	0.67%	0.64%	0.67%	0.75%	1.49%	1.39%	1.35%	1.40%	1.44%
Ratio of expense reduction to average net assets	—	—	—	—	—	0.01%.	0.00%	0.01%	—	—
Ratio of net investment income (loss) to average net assets(b)	0.94%	3.04%	4.78%	4.13%	1.98%	(0.88)%	(0.75)%	(0.67)%	(0.55)%	(0.81)%
Ratio of net investment income (loss) to average net assets(c)	0.73%	2.93%	4.69%	4.02%	1.78%	(1.21)%	(0.98)%	(0.86)%	(0.79)%	(1.09)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	83%	158%	58%	69%	46%
Number of shares outstanding at end of period (000’s)	253,830	329,922	337,050	151,326	75,836	4,546	4,195	3,884	3,892	3,779
Net assets at the end of period (000’s)	$253,242	$329,212	$337,050	$151,326	$75,836	$42,310	$48,061	$56,678	$49,354	$46,088

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

52

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007		2006	2005	2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$13.75	$15.35	$15.06		$15.61	$13.68	$11.39	$13.49	$12.06		$11.21	$10.25

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.17	0.12		0.11	0.12	0.14	0.18	0.19		0.17	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.28)	(0.98)	1.27		1.25	2.68	(2.37)	(1.46)	1.51		0.96	0.96
Net increase from payments by affiliates	—	—	0.00		—	—	—	—	0.00		—	0.00

Total income (loss) from investment operations	(3.13)	(0.81)	1.39		1.36	2.80	(2.23)	(1.28)	1.70		1.13	1.11

Distributions from:
Net investment income	(0.12)	(0.09)	(0.07)		(0.02)	(0.13)	(0.19)	(0.12)	(0.06)		(0.05)	(0.15)
Net realized gain on securities	(0.62)	(0.70)	(1.03)		(1.89)	(0.74)	(0.04)	(0.70)	(0.21)		(0.23)	—

Total distributions	(0.74)	(0.79)	(1.10)		(1.91)	(0.87)	(0.23)	(0.82)	(0.27)		(0.28)	(0.15)

Net asset value at end of period	$9.88	$13.75	$15.35		$15.06	$15.61	$8.93	$11.39	$13.49		$12.06	$11.21

TOTAL RETURN(a)	(21.71)%	(5.23)%	9.22	%(g)	9.69%	20.84%	(19.20)%	(10.04)%	14.22	%(f)	10.16%	10.85	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%	0.95%		0.95%	0.95%	0.56%	0.56%	0.56%		0.56%	0.56%
Ratio of expenses to average net assets(c)	1.11%	1.11%	1.11%		1.21%	1.22%	0.69%	0.65%	0.63%		0.71%	0.71%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%		—	—	0.02%	0.02%	0.03%		—	—
Ratio of net investment income (loss) to average net assets(b)	1.77%	1.02%	0.77%		0.74%	0.83%	1.79%	1.46%	1.45%		1.52%	1.47%
Ratio of net investment income (loss) to average net assets(c)	1.60%	0.86%	0.61%		0.49%	0.56%	1.67%	1.37%	1.38%		1.37%	1.32%
Portfolio turnover rate	32%	39%	33%		58%	85%	86%	120%	152%		172%	74%
Number of shares outstanding at end of period (000’s)	34,981	22,274	16,918		7,622	6,235	73,479	80,127	68,651		24,486	17,180
Net assets at the end of period (000’s)	$345,551	$306,357	$259,704		$114,809	$97,314	$656,132	$912,992	$925,906		$295,231	$192,604

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

(g)	The Fund’s performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions.

53

	Strategic Bond Fund
	Year Ended August 31,
	2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$11.10	$11.33	$11.36		$11.08		$10.66

Income (loss) from investment operations:
Net investment income (loss)(d)	0.66	0.65	0.61		0.58		0.56
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.60)	(0.29)	(0.12)		0.04		0.65
Net increase from payments by affiliates	—	—	—		0.00		—

Total income (loss) from investment operations	0.06	0.36	0.49		0.62		1.21

Distributions from:
Net investment income	(0.87)	(0.51)	(0.40)		(0.16)		(0.54)
Net realized gain on securities	—	(0.08)	(0.12)		(0.18)		(0.25)

Total distributions	(0.87)	(0.59)	(0.52)		(0.34)		(0.79)

Net asset value at end of period	$10.29	$11.10	$11.33		$11.36		$11.08

TOTAL RETURN(a)	2.23%	3.13%	4.32%		5.75	%(g)	11.66	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%	0.89%		0.89%		0.89%
Ratio of expenses to average net assets(c)	1.05%	1.00%	1.02%		1.12%		1.09%
Ratio of expense reductions to average net assets	—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	7.01%	5.81%	5.49%		5.38%		5.21%
Ratio of net investment income (loss) to average net assets(c)	6.85%	5.70%	5.35%		5.16%		5.01%
Portfolio turnover rate	129%	127%	126	%(h)	105	%(h)	159	%(f)(h)
Number of shares outstanding at end of period (000’s)	34,144	31,963	25,743		17,195		12,302
Net assets at the end of period (000’s)	$351,498	$354,895	$291,727		$195,413		$136,295

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

Strategic Bond	153%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

(h)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005

Strategic Bond	120%	104%	155%

54

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s prospectus, SAI and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VC 10832 VER 01/2010

55

VALIC COMPANY II
(Formerly AIG Retirement Company II)
Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund
STATEMENT OF ADDITIONAL INFORMATION
PART B
January 1, 2010
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company II (“VC II”), formerly AIG Retirement Company II. It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated January 1, 2010. VC II’s Annual Report dated August 31, 2009 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a prospectus may be obtained by visiting www.valic.com, or upon request by calling 1-800-448-2542, or writing VC II at Document Control, P.O. Box 15648, Amarillo, Texas 79105-5648.

GENERAL INFORMATION AND HISTORY
VC II was organized as a Delaware business trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC II and subject to the authority of VC II’s Board of Trustees (the Board”), VALIC serves as VC II’s investment adviser and conducts the business and affairs of VC II. Additionally, VALIC has engaged one or more investment sub-advisers (each hereinafter referred to as a “Sub-adviser”) to provide investment sub-advisory services for each Fund subject to VALIC’s oversight. VC II consists of fifteen separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest. The Aggressive Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, and Moderate Growth Lifestyle Fund are collectively referred to as the “Lifestyle Funds.” Each of the Funds, except the Lifestyle Funds, is “diversified” as the term is used in the 1940 Act.
VC II issues shares of beneficial interest of each Fund to individual retirement accounts (“IRAs”), to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).
VC II was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company II; and it was renamed VALIC Company II on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/01/2000 to 12/31/2001	Name effective 12/31/2001
American General Aggressive Growth Lifestyle Fund	North American — AG Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund

American General Conservative Growth Lifestyle Fund	North American — AG Conservative Growth Lifestyles Fund	Conservative Growth Lifestyle Fund

American General Core Bond Fund	North American — AG Core Bond Fund	Core Bond Fund

American General High Yield Bond Fund	North American — AG High Yield Bond Fund	High Yield Bond Fund

American General International Growth Fund	North American International Growth Fund	International Growth II Fund*

American General Large Cap Growth Fund	North American — AG Goldman Sachs Large Cap Growth Fund	Capital Appreciation Fund

American General Large Cap Value Fund	North American — AG State Street Large Cap Value Fund	Large Cap Value Fund

American General Mid Cap Growth Fund	North American — AG INVESCO MidCap Growth Fund	Mid Cap Growth Fund

American General Mid Cap Value Fund	North American — AG Neuberger Berman MidCap Value Fund	Mid Cap Value Fund

American General Moderate Growth Lifestyle Fund	North American — AG Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund

American General Money Market Fund	North American — AG 2 Money Market Fund	Money Market II Fund

American General Small Cap Growth Fund	North American — J.P. Morgan Small Cap Growth Fund	Small Cap Growth Fund

American General Small Cap Value Fund	North American Small Cap Value Fund	Small Cap Value Fund

American General Socially Responsible Fund	North American — AG Socially Responsible Fund	Socially Responsible Fund

American General Strategic Bond Fund	North American — AG Strategic Bond Fund	Strategic Bond Fund

*	The name of International Growth II Fund changed to International Small Cap Equity Fund effective October 11, 2004.

INVESTMENT RESTRICTIONS
The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding voting securities.
In addition, the Funds have non-fundamental investment restrictions, which have been approved by VC II’s Board. Non-fundamental investment restrictions and operating policies may be changed by VC II’s Board without shareholder approval.
The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other investment restrictions will not include cash collateral held in connection with securities lending activities.
In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Borrowing
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.
Commodities
All Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration
All Funds, except the Lifestyle Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.
Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of VC II or VALIC Company I (“VC I”).
Diversification
All Funds, except the Lifestyle Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
Explanation: The Lifestyle Funds are non-diversified investment companies.
Issuance of Senior Securities
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.
Lending
All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.
Explanation: The Lifestyle Funds may not engage in lending securities.
Real Estate
All Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.
Underwriting
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Control of Companies. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act (See Operating Policies shown below for additional information on investment company security investment restrictions).
Illiquid Securities. Each Fund (other than the Lifestyle Funds) may not invest more than 15% (10% for the Money Market II Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid investments is applicable at all times.
Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. American Depository Receipts (“ADRs”) and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund other than the Mid Cap Growth Fund and the Strategic Bond Fund. With respect to the Mid Cap Growth Fund and the Strategic Bond Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.

100%	International Small Cap Equity Fund

50%	Strategic Bond Fund

40%	Core Bond Fund

35%	High Yield Bond Fund
Large Cap Value Fund

25%	Mid Cap Growth Fund
Small Cap Value Fund
Small Cap Growth Fund

20%	Capital Appreciation Fund
Mid Cap Value Fund
Money Market II Fund (payable in U.S. Dollars)
Socially Responsible Fund

0%	Lifestyle Funds*

* Each Fund invests indirectly in equity securities of international companies.
Margin. Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.
Short Sales. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may not sell securities short except to the extent permitted by applicable law.
Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.)
OPERATING POLICIES
Asset-Backed Securities
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies
All Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of total assets in a single investment company.
Total Investment Company Investment
All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of total assets in investment company securities.
Single Investment Company Voting Securities
All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of total assets in the voting securities of a single investment company.
Certificates of Deposit and Bankers Acceptances
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
Futures Contracts — Initial Margin Deposits
All Funds, except the Money Market II Fund and the Lifestyle Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered.

INVESTMENT PRACTICES
Although the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practice through the purchase of shares of underlying funds of VC II and VC I, which may engage in such practices. For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.
Adjustable Rate Securities
Each Fund, other than the Lifestyle Funds, may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.
Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
Asset-Backed Securities
Each Fund, other than the Lifestyle Funds, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.
Bank Obligations
Each Fund, other than the Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Brady Bonds
Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This was an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.
Catastrophe Bonds
Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Collateralized Bond Obligations (“CBOs”)
The High Yield Bond Fund may invest in CBOs. CBOs are structured products backed by a diversified pool of high yield public or private fixed-income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranch of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranch of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Convertible Securities
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.
Depositary Receipts
Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may invest in Depositary Receipts. Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be connected.
Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.
Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.
Eurodollar Obligations
Each Fund, except the Capital Appreciation Fund and the Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.
Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.
Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC II believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.
Each Fund, other than the Lifestyle Funds and Money Market II Fund, in accordance with its investment objectives, policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.
Fixed-Income Securities
Each Fund, except the Lifestyle Funds, may invest in fixed-income securities, also referred to as debt securities. Fixed-income securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix A regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower- medium and lower-quality fixed-income securities and their risks.
The maturity of fixed-income securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.
Lower Rated Fixed-Income Securities
The Core Bond Fund, the High Yield Bond Fund, the Mid Cap Value Fund (up to 5%) and the Strategic Bond Fund may invest in below investment grade fixed-income securities. Issuers of lower rated or, if unrated, are determined to be of equivalent investment quality (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower rated fixed-income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated fixed-income securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated fixed-income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated fixed-income securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.
Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed-income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed-income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, a Sub-adviser will monitor the issuers of lower rated fixed-income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Foreign Currency Exchange Transactions and Forward Contracts
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”
2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.
At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.
Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.
Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.
A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities
Each Fund, except the Lifestyle Funds, may invest in foreign securities.
A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.
In addition, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Emerging Markets
Each Fund, except the Capital Appreciation Fund, the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers
Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or (ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).
Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short- term high quality foreign money market securities without limitation.
Hybrid Instruments
Each of the Funds, other than the Lifestyle Funds, the Money Market II Fund and the Large Cap Value Fund, may invest in hybrid instruments, up to 10% of total assets. Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% of total assets.
Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e., leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments (e.g., investment grade corporate bonds). Structured securities generally will expose the Fund to credit risk, illiquidity risk and market risk.

Illiquid Securities
Subject to their investment restrictions, each Fund, except the Lifestyle Funds, may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.
Inflation-Indexed Bonds
Each Fund, other than the Lifestyle Funds and the Money Market II Fund, in accordance with its investment objectives, policies and investment program, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal values are periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.
Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), then investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Initial Public Offerings (“IPO”)
The International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.
A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Interfund Borrowing and Lending Program
VC II has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.
International Bonds
Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may, in accordance with its investment practices and policies may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Euro Bonds”). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund’s investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
Lending Portfolio Securities
Each Fund, other than Money Market II and the Lifestyle Funds, may make secured loans of its portfolio securities in accordance with its investment practices and policies. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Funds.
Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.
While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.
Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days and returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, VALIC may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks.
On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders, administrative, and custodial fees in connection with a loan of its securities. Although there can be no assurance that the risks described above will not adversely affect the Fund, VALIC believes that the potential benefits that may accrue to the Fund as a consequence of securities lending will outweigh any such increase in risk.
Loan Participations and Assignments
Each Fund, other than the Lifestyle Funds, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.
Mortgage-Related Securities
Each Fund, other than the Lifestyle Funds, may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”
Recent Market Events. Beginning in 2007 and continuing into 2009, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on prices of other securities. Such events may have an adverse effect on the Funds.
In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that

FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.
Mortgage Pass-Through Securities
Interests in pools of mortgage-related securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
The principal governmental guarantors of mortgage-related securities are GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC II’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC II’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”)
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
Commercial Mortgage-Backed Securities
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities
Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed-income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption there from, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Mortgage Dollar Rolls
Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.
A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Stripped Mortgage-Backed Securities (“SMBSs”)
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in SMBSs. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Options and Futures Contracts
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in Options and Futures Contracts as described below.
Options on Securities and Securities Indices
Each Fund, except those previously noted, may write covered call and put options on securities and securities indices. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.
To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.
Each of these Funds, except those previously noted, may write options on securities and securities indices. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.
Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”
Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.
Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.
Each Fund, except those previously noted, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Small Cap Equity Fund may purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.
The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.
Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. All of the Funds, except those previously noted, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula to determine the maximum price at which each Fund can repurchase the option at any time may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” The Funds have established standards of creditworthiness for these primary dealers.
Writing Covered Call and Put Options and Purchasing Call and Put Options
All of the Funds, except those previously noted, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund’s securities. The International Small Cap Equity Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.
Each Fund, except those previously noted, in accordance with its investment objective(s) and investment program(s), may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.
Each Fund, other than those previously noted, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. The International Small Cap Equity Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund’s securities are denominated.
A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.
A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.
Unlisted options may be used by a Fund in accordance with its investment objectives, policies and investment program. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options: that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”
Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.
Financial Futures Contracts
Each Fund, except those previously noted, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Each Fund, other than those previously noted, in accordance with its investment objectives, policies and investment program may also write covered put options on stock index futures contracts and may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.
Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities; it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.
An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.
Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.
Positions taken in the futures markets are not normally held until delivery or until cash settlement is required, but instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by a Fund, except those previously noted, in accordance with its investment objectives, policies and investment program, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts.
When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”
A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.
Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.
Options on Financial Futures Contracts
For bona fide hedging purposes, each Fund, except the Money Market II Fund and the Lifestyle Funds, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Options on financial futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.
Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts
The use of options and financial futures contracts may entail certain risks including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.
The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose, any or all, of the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.
Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.
There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.
Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.
The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.
Limitations
No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.
In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to financial futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to financial futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
Other Investment Companies
Each of the Funds, other than the Money Market II Fund and the High Yield Bond Fund, may invest in securities of other investment companies (including HOLDRs and exchange traded funds, or ETFs, including but not limited to iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.
Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.
Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by Barclay’s Global Investors and are listed on the American Stock Exchange (“AMEX”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.
Standard & Poor’s Depositary Receipts (“SPDRs”) are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500® Index. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund’s limitations on investment company holdings.
Real Estate Securities and Real Estate Investment Trusts (“REITs”)
Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.
Each Fund, except those previously noted, also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Repurchase Agreements
Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the sub-advisers pursuant to guidelines and procedures established by VC II’s Board. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security unless the Fund’s investment objectives, policies and investment program permit the use of foreign money market securities, and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market II Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.
The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC II’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC II proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (10% in the case of Money Market II Fund).
Reverse Repurchase Agreements
Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its individual investment practices and policies, may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities
Each Fund, except the Lifestyle Funds, may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC II, under the supervision of its Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determination whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC II will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC II could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC II and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.
Short Sales
Short sales are affected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds and the Money Market II Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund (singularly, each referred to as the “Bond Fund”) may also engage in “naked” short sales. In a naked short sale transaction, a Bond Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Bond Fund will engage in naked short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Bond Fund must pay more for the security than it has received from the purchaser in the short sale. Each Bond Fund will limit the total market value of naked short sales to 5% of its assets with no more than 1% of its assets in any single issuer.
Structured Notes
Subject to its individual investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed-income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Swap Agreements
Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.
Each of the Funds, except the Lifestyle Funds and the Money Market II Fund, may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.
Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.
Credit Default Swaps (“CDS”). The Core Bond Fund, High Yield Bond Fund and the Strategic Bond Fund may invest up to 10% of their net assets in CDS which involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events, which is typically a default. CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”). CDS transactions are typically individually negotiated and structured. CDS transactions may be entered into for investment or hedging purposes. CDS involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
A Fund may be either the buyer or seller in the CDS transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.
Unseasoned Issuers
The Core Bond Fund, High Yield Bond Fund, Small Cap Growth Fund, Small Cap Value Fund and Strategic Bond Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.
U.S. Government Obligations
Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.
U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.
Variable Rate Demand Notes (“VRDNs”)
Each Fund, other than the Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Money Market II Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market II Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.
Warrants
All Funds, except the Money Market II Fund and the Lifestyle Funds, may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued Securities
Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.
Zero Coupon Fixed-Income Securities
In accordance with its investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in zero coupon fixed-income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.
Zero coupon fixed-income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
The discount on zero coupon fixed-income securities (“original issue discount”) must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The market prices of zero coupon fixed-income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed-income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
Custodial receipts issued in connection with zero coupon fixed-income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.
INVESTMENT ADVISER
VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board on August 4, 2009, and by shareholders on December 28, 2001. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.
VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which itself is a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings (US), Inc. (“ALHU”). ALHU is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).
On March 4, 2009, AIG, the ultimate parent of VALIC, SunAmerica Asset Management Corp.(“SAAMCo”), and American General Distributors, Inc., issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Credit Facility Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Credit Facility Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.
Pursuant to the Advisory Agreement, VC II retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC II may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC II pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). VC II allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of VC II other than transfer agency fees which are allocated among the Funds based on the number of shareholder accounts.
The advisory fee rates payable by VC II for each of the Funds as of August 31, 2009 are as follows:

Advisory Fee paid
Fund	to VALIC
Aggressive Growth Lifestyle Fund	0.10%

Capital Appreciation Fund	0.55%

Conservative Growth Lifestyle Fund	0.10%

Core Bond Fund	0.50% on first $200 million
0.45% on next $300 million
0.40% on assets over $500 million

High Yield Bond Fund*	0.65% on first $150 million
0.60% on next $350 million
0.55% on assets over $500 million

International Small Cap Equity Fund	0.90% on the first $100 million
0.80% on the next $650 million
0.75% on assets over $750 million
(effective on or about January 1, 2010)

Large Cap Value Fund	0.50%

Mid Cap Growth Fund	0.80% on first $50 million
0.75% on next $50 million
0.70% on next $150 million
0.65% on next $250 million
0.60% on assets over $500 million

Mid Cap Value Fund	0.75% on first $100 million
0.725% on next $150 million
0.70% on next $250 million
0.675% on next $250 million
0.65% on assets over $750 million

Moderate Growth Lifestyle Fund	0.10%

Money Market II Fund	0.25%

Small Cap Growth Fund	0.85% on first $100 million
0.80% on assets over $100 million

Small Cap Value Fund	0.75% on first $50 million
0.65% on assets over $50 million

Socially Responsible Fund*	0.25% on first $1 billion
0.24% on assets over $1 billion

Strategic Bond Fund	0.60% on first $200 million
0.50% on next $300 million
0.45% on assets over $500 million

*	Effective July 24, 2009, the advisory fee rate for the High Yield Bond Fund was reduced as reflected above. Effective December 1, 2009, the advisory fee rate for the Socially Responsible Fund was reduced as reflected above.
For the last three fiscal years ended August 31, VALIC received investment advisory paid by VC II in the following amounts:

Fund Name	2009	2008	2007
Aggressive Growth Lifestyle Fund	$75,124	$89,112	$70,031
Capital Appreciation Fund	328,862	523,571	419,123
Conservative Growth Lifestyle Fund	50,461	55,427	42,616
Core Bond Fund	808,526	1,113,889	780,263
High Yield Bond Fund	1,123,823	1,452,567	1,054,448
International Small Cap Equity Fund	4,000,608	5,772,261	4,996,618
Large Cap Value Fund	828,008	1,859,415	1,715,732
Mid Cap Growth Fund	1,050,949	1,100,185	551,576

Fund Name	2009	2008	2007
Mid Cap Value Fund	2,971,971	3,860,799	3,312,933
Moderate Growth Lifestyle Fund	120,920	135,977	104,685
Money Market II Fund	751,656	846,589	594,639
Small Cap Growth Fund	296,061	438,680	458,448
Small Cap Value Fund	1,703,767	1,778,523	1,323,246
Socially Responsible Fund	1,522,194	2,384,789	1,540,564
Strategic Bond Fund	1,641,613	1,829,441	1,438,865
For the last three fiscal years ended August 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

	Amounts Reimbursed by VALIC for
	the Year Ended August 31,
Fund Name	2009	2008	2007
Aggressive Growth Lifestyle Fund	$116,916	$113,012	$91,063
Capital Appreciation Fund	124,348	148,023	140,270
Conservative Growth Lifestyle Fund	105,738	96,870	78,124
Core Bond Fund	345,242	365,061	254,477
High Yield Bond Fund	280,702	285,668	256,587
International Small Cap Equity Fund	1,543,020	2,176,909	1,786,560
Large Cap Value Fund	268,372	389,177	281,641
Mid Cap Growth Fund	558,835	465,161	280,680
Mid Cap Value Fund	494,725	417,180	291,348
Moderate Growth Lifestyle Fund	144,828	141,165	105,340
Money Market II Fund	616,123	394,042	206,402
Small Cap Growth Fund	114,705	118,090	104,723
Small Cap Value Fund	416,481	421,659	306,994
Socially Responsible Fund	784,666	828,239	418,517
Strategic Bond Fund	459,595	361,313	333,092
VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown below. Annual fund operating expenses shall not include extraordinary expenses and interest/dividend expenses from securities sold short, or acquired fund fees and expenses. Funds’ expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through December 31, 2010.

	Maximum Expense	Expenses Before
Fund Name	Limitation	Limitation
Aggressive Growth Lifestyle Fund	0.10%	0.26%
Capital Appreciation Fund	0.85%	1.06%
Conservative Growth Lifestyle Fund	0.10%	0.31%
Core Bond Fund	0.77%	0.98%
High Yield Bond Fund	0.96%	1.18%
International Small Cap Equity Fund	1.00%	1.32%
Large Cap Value Fund	0.81%	0.97%
Mid Cap Growth Fund	0.85%	1.25%
Mid Cap Value Fund	1.05%	1.17%
Moderate Growth Lifestyle Fund	0.10%	0.22%
Money Market II Fund	0.55%	0.75%
Small Cap Growth Fund	1.16%	1.49%
Small Cap Value Fund	0.95%	1.11%
Socially Responsible Fund	0.56%	0.69%
Strategic Bond Fund	0.89%	1.05%
The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the

Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefits, and to advise VC II’s Board of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC II.
Code of Ethics
VC II and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC II or VALIC, (2) any trustee, director, officer or general partner of the underwriter, AGDI, who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC II or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC II regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (4) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) involvement in outside activities, including but not limited to board memberships. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC II or any material violations by Sub-advisers’ access persons.
Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics will be reported to VC II’s Board.
The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.
INVESTMENT SUB-ADVISERS
Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name
Aggressive Growth Lifestyle Fund	AIG Global Investment Corp. (“AIGGIC”)
Capital Appreciation Fund	Bridgeway Capital Management, Inc. (“Bridgeway”)
Conservative Growth Lifestyle Fund	AIGGIC
Core Bond Fund	AIGGIC
High Yield Bond Fund	Wellington Management Company, LLP (“Wellington Management”)
International Small Cap Equity Fund	AIGGIC and Invesco Advisors, Inc. (“Invesco”) (formerly Invesco Aim Capital

Fund Name	Sub-Adviser Name
Management, Inc. Invesco Asset Management Ltd. (“IAML”) serves as a sub-sub-adviser to the Fund pursuant to a sub-sub-advisory agreement between Invesco and IAML
Large Cap Value Fund	SSgA Funds Management, Inc. (“SSgA FM”)
Mid Cap Growth Fund	Invesco
Mid Cap Value Fund	Wellington Management FAF Advisors, Inc. (“FAF Advisors”)
Moderate Growth Lifestyle Fund	AIGGIC
Money Market II Fund	SAAMCo
Small Cap Growth Fund	J. P. Morgan Investment Management, Inc. (“JPMIM”)
Small Cap Value Fund	JPMIM
Socially Responsible Fund	SAAMCo
Strategic Bond Fund	AIGGIC
AIGGIC is an indirect, wholly-owned subsidiary of American International Group (“A16”). Bridgeway is a privately-owned Texas corporation that is majority owned by John Montgomery and his family. FAF Advisors is a wholly-owned subsidiary of U.S. Bancorp. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company. SSgA FM is a wholly-owned subsidiary of State Street Corporation. Wellington Management is a Massachusetts limited liability partnership.
VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended August 31, 2009, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Aggregate
Subadvisory
Fund Name	Fee Rate
Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.30%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.25%
High Yield Bond Fund	0.44%
International Small Cap Equity Fund	0.50%
Large Cap Value Fund	0.25%
Mid Cap Growth Fund	0.50%
Mid Cap Value Fund	0.49%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.08%
Small Cap Growth Fund	0.55%
Small Cap Value Fund	0.42%
Socially Responsible Fund	0.125%
Strategic Bond Fund	0.32%
In selecting Sub-advisers, VC II’s Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Sub-Advisory Agreement VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-adviser will manage the investment and reinvestment of the assets of the applicable Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, each Sub-adviser will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the applicable Fund, accounts with brokers and dealers selected by the Sub-adviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-adviser and VALIC.
VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC paid the following fees to the Sub-advisers for services rendered for the past three fiscal years ending August 31:

FUND	SUB-ADVISER	2009	2008	2007
Aggressive Growth Lifestyle Fund	AIGGIC	$75,124	$89,112	$70,031
Capital Appreciation Fund	Bridgeway	179,380	285,584	228,612
Conservative Growth Lifestyle Fund	AIGGIC	50,461	55,427	42,616
Core Bond Fund	AIGGIC	404,184	550,617	390,170
High Yield Bond Fund	AIGGIC (from 01/01/02 to 7/24/09)	640,105	930,669	677,822
	Wellington Management (from 7/24/09 to present)	78,494	—	—
International Small Cap Equity Fund	AIGGIC	2,437,880	3,545,163	3,060,386
Large Cap Value Fund	SSgA FM	414,004	929,708	857,866
Mid Cap Growth Fund	Invesco	702,396	733,407	376,051
Mid Cap Value Fund	Wellington Management	1,182,832	1,581,643	1,447,373
	FAF Advisors	822,677	1,016,538	779,971
Moderate Growth Lifestyle Fund	AIGGIC	120,920	135,977	104,685
Money Market II Fund	SAAMCo	225,497	253,977	178,392
Small Cap Growth Fund	Franklin Advisers, Inc. (from 01/01/02 to 12/10/07)	—	94,734	323,611
	JPMIM (from 12/10/07 to present)	191,569	197,012	—
Small Cap Value Fund	JPMIM	1,067,703	1,113,706	833,536
Socially Responsible Fund	AIGGIC	761,097	1,192,394	770,282
Strategic Bond Fund	AIGGIC	920,806	1,014,720	819,372

For the last three fiscal years ended August 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for
	Fiscal Year Ended August 31,
Fund Name	2009	2008	2007
Aggressive Growth Lifestyle Fund	$0	$0	$0
Capital Appreciation Fund	149,482	$237,987	$190,511
Conservative Growth Lifestyle Fund	—	—	—
Core Bond Fund	404,342	563,272	390,093
High Yield Bond Fund	405,224	521,898	376,626
International Small Cap Equity Fund	1,562,728	2,227,098	1,936,232
Large Cap Value Fund	414,004	929,707	857,866
Mid Cap Growth Fund	348,553	366,778	175,525
Mid Cap Value Fund	966,462	1,262,618	1,085,589
Moderate Growth Lifestyle Fund	—	—	—
Money Market II Fund	526,159	592,612	416,247
Small Cap Growth Fund	104,492	146,934	134,837
Small Cap Value Fund	636,064	664,817	489,710
Socially Responsible Fund	761,097	1,192,395	770,282
Strategic Bond Fund	720,807	814,721	619,493
PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of August 31, 2009, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

			Other Accounts
			(As of August 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles				Other Accounts
	Advisers/		No. of	Assets	No. of		Assets		No. of		Assets
Portfolio	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts		($ millions)		Accounts		($ millions)
Aggressive Growth Lifestyle Fund	AIGGIC	Jose Aragon	0	0	0		0		0		0
		Timothy Campion	15	9,697	6	(1)	713	(230)	17	(1)	3,198	(280)
		Michael Kelly	16	10,863	8	(1)	1,018	(230)	21	(3)	3,757	(1,148)
		Paul Mazzacano	0	0	0		0		0		0

Capital Appreciation Fund	Bridgeway	John Montgomery	18	2,638	0		0		34		223

Conservative Growth Lifestyle Fund	AIGGIC	Jose Aragon	0	0	0		0		0		0
		Timothy Campion	15	9,697	6	(1)	713	(230)	17	(1)	3,198	(280)
		Michael Kelly	16	10,863	8	(1)	1,018	(230)	21	(3)	3,757	(1,148)
		Paul Mazzacano	0	0	0		0		0		0

Core Bond Fund	AIGGIC	John Dunlevy	0	0	0		0		0		0
		Tim Lindvall	15	1,224	2		245		10	(2)	9,897	(194)
		Rajeev Mittal	3	214	5		1,997		16		1,784
		Bryan Petermann	15	1,224	2		245		10	(2)	9,897	(194)
		Robert Vanden Assem	10	1,288	7		409		19		4,156
		John Yovanovic	15	1,224	2		245		10	(2)	9,897	(194)

High Yield Bond Fund	Wellington Management	Christopher A. Jones	9	226	9		667		18	(3)	797	(67)

			Other Accounts
			(As of August 31, 2009)
			Registered Investment			Pooled Investment
			Companies			Vehicles				Other Accounts
	Advisers/		No. of	Assets		No. of		Assets		No. of		Assets
Portfolio	Sub-adviser	Portfolio Manager	Accounts	($ millions)		Accounts		($ millions)		Accounts		($ millions)
International Small Cap Equity Fund	AIGGIC	Chantal Brennam	2	39		4		580		6		818
		Elizabeth Soon	2	39		2		58		4	(3)	63	(28)
		Noriko Umino	0	0		1		67		1		26

	Invesco	Bob Yerbury	—	—		6		3,131		23		2,411
	(as of 9/30/09)	Stephanie Butcher	—	—		—		—		4		477
		Paul Chesson	—	—		2		817		4		174
		Ian Hargreaves	—	—		1		127		5		439
		Dean Newman	—	—		3		685		1		87
		Richard Smith	—	—		2		685		3		81

Large Cap Value Fund	SSgA FM	Brian Shannahan	6	336		17	(2)	1,966	(626)	157	(1)	47,679	(62)
		Lee Montag	6	336		17	(2)	1,966	(626)	157	(1)	47,679	(62)

Mid Cap Growth Fund	Invesco	Paul Rasplicka	6	2,719		0		0		0		0
		Brent Lium	5	2,122		0		0		0		0

Mid Cap Value Fund	FAF Advisors	Kevin Earley	2	1,005		0		0		15		380
	Wellington Management	Brent Mellum	2	1,005		0		0		15		380
		James N. Mordy	10 (1)	9,572	(7,838)	3		81		9	(1)	1,250	(17)

Moderate Growth Lifestyle Fund	AIGGIC	Jose Aragon	0	0		0		0		0		0
		Timothy Campion	15	9,697		6	(1)	713	(230)	17	(1)	3,198	(280)
		Michael Kelly	16	10,863		8	(1)	1,018	(230)	21	(3)	3,757	(1,148)
		Paul Mazzacano	0	0		0		0		0		0

Small Cap Growth Fund	JPMIM	Christopher Jones	12	4,888		1	(2)	106	(65)	2		28
		Eytan Shapiro	3	524		4		125		2		153

Small Cap Value Fund	JPMIM	Christopher T. Blum	17	4,835		3		340		6		218
		Dennis S. Ruhl	11	1,692		3		340		6		218

Socially Responsible Fund*	SAAMCo	Jim Kurtz	0	0		0		0		0		0
	AIGGIC	Timothy Campion	N/A	N/A		N/A		N/A		N/A		N/A
		Lan Cai	N/A	N/A		N/A		N/A		N/A		N/A
		Magali Azema-Barac	N/A	N/A		N/A		N/A		N/A		N/A
		Mikhail Samonov	N/A	N/A		N/A		N/A		N/A		N/A
		Michael Kelly	N/A	N/A		N/A		N/A		N/A		N/A

Strategic Bond Fund	AIGGIC	John Dunlevy	0	0		0		0		0		0
		Anthony King	2	138		10		1,441		2		234
		Tim Lindvall	15	1,224		2		245		10	(2)	9,897	(194)
		Rajeev Mittal	3	214		5		1,997		16		1,784
		Bryan Petermann	15	1,224		2		245		10	(2)	9,897	(194)
		Robert Vanden Assem	10	1,288		7		409		19		4,156
		John Yovanovic	15	1,224		2		245		10	(2)	9,897	(194)

*	Effective December 1, 2009, AIGGIC was terminated as sub-adviser of the Socially Responsible Fund and SAAMCo became the sub-adviser of the Fund.
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts (“Other Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.
•	Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. VC II and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed below, a Sub-adviser may base a Portfolio Manager’s incentive compensation only on the performance of the Sub-adviser’s proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers to focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts), causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser’s code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers’ codes of ethics will eliminate such conflicts.

Other than the conflicts described above and in the section below related to Wellington Management, VC II is not aware of any material conflicts that may arise in the connection with each Portfolio Manager’s management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.
Compensation
AIGGIC
Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.
Bridgeway
The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.
The members of Bridgeway’s investment management team, including John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) because Bridgeway is an S-corporation, the amount of distributions to be made by Bridgeway to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of Bridgeway or both. The value of this ownership is a function of the profitability and growth of Bridgeway. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway. However, by policy of Bridgeway, John Montgomery may only receive distributions from Bridgeway in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.
FAF Advisors
There are three elements to portfolio manager compensation.
Base Pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.
Annual Cash Incentive. Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.
The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to (i) the portfolio’s benchmark and (ii) performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group and the maximum annual cash incentive is attained at (i) a spread over the benchmark which FAF Advisors believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group.
Investment performance is measured on a pre-tax basis, gross of fees. (Lipper industry peer group performance is also measured gross of fees.)
Long Term Incentive Payments. Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF Advisors. Long-term incentive payments are comprised of two components: (i) FAF Advisors phantom equity units and (ii) U.S. Bancorp options and restricted stock.
Invesco
On December 31, 2009, Invesco Ltd. merged the businesses of five retail and institutional investment advisers into one entity. As a result, Invesco Aim Capital Management, Inc. (“Invesco Aim”) merged into Invesco Institutional (N.A.), Inc., which was renamed Invesco Advisers, Inc. (“Invesco”). Invesco will serve as the Fund’s sub-adviser and will provide substantially the same services as was provided by Invesco Aim. The portfolio management team remains the same. Additional information regarding the merger is available at Invesco’s website at http://www.invescoaim.com
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals (“Portfolio Managers”). Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. The sub-adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

•	Base salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

•	Annual bonus. Each Portfolio Manager is eligible, along with other of their employees, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of their investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each of their Portfolio Managers is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Adviser	Performance time period[1]
Invesco [2]	One-, Three-, and Five-year performance against Fund peer group.
High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•	Equity-based compensation. Portfolio Managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio mangers also participate in benefit plans and programs available generally to all employees.
JPMIM
JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of

[1]	Rolling time periods based on calendar year end.

[2]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
SAAMCo
SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components of the portfolio managers’ salaries are based on both the Fund’s individual performance and the organizational performance of SAAMCo and the investment department. The Fund’s individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund’s performance, net of fees, relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% — 225%) of the portfolio manager’s base salary.
The organizational performance component of the portfolio manager’s bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% — 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager’s bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) the construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SunAmerica.
SSgA FM
A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed b y the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another; for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participate(s) in transactions with other accounts. His or her investment(s) may create an incentive for the Portfolio Manager to favor one account over the other. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation,
The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.
Wellington Management
Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation. Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information is as of May 31, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for Mr. Mordy, as a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Jones is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mordy is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
High Yield Bond Fund	Citigroup High Yield Market Index
Mid Cap Value Fund	Russell 2500 Value Index
Ownership of Portfolio Shares
     As of August 31, 2009, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.
SERVICE AGREEMENTS
Service Agreements with Affiliates
VC II has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual report to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.
Pursuant to the Administrative Services Agreement, VC II pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.
For the last three fiscal years ended August 31, the Funds, other than the Lifestyle Funds, paid the following administrative service fees under the Administrative Services Agreement:

Fund Name	2009	2008	2007
Capital Appreciation Fund	$41,855	$66,636	$53,343
Core Bond Fund	113,224	157,716	109,251
High Yield Bond Fund	113,610	146,185	105,459
International Small Cap Equity Fund	341,303	496,323	428,454
Large Cap Value Fund	115,921	260,318	240,202
Mid Cap Growth Fund	97,595	102,761	49,147
Mid Cap Value Fund	288,625	378,646	322,823
Money Market II Fund	210,464	237,045	166,499
Small Cap Growth Fund	24,381	36,127	37,755
Small Cap Value Fund	178,098	186,149	137,119
Socially Responsible Fund	426,214	667,741	431,358
Strategic Bond Fund	201,826	228,122	173,465
VC II has entered into a Shareholder Services Agreement (“Service Agreement”) with VALIC for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% on average daily net assets of each Fund. For the last three fiscal years ended August 31, the Funds paid the following shareholder services fees:

Fund Name	2009	2008	2007
Capital Appreciation Fund	$149,483	$237,987	$190,510
Core Bond Fund	404,371	563,271	390,183
High Yield Bond Fund	405,752	522,091	376,639
International Small Cap Equity Fund	1,218,940	1,772,582	1,530,193
Large Cap Value Fund	414,004	929,707	857,866
Mid Cap Growth Fund	348,553	367,004	175,525
Mid Cap Value Fund	1,030,802	1,352,307	1,152,940
Money Market II Fund	751,656	846,589	594,639
Small Cap Growth Fund	87,077	129,024	134,838
Small Cap Value Fund	636,064	664,816	489,710
Socially Responsible Fund	1,522,194	2,384,789	1,540,564
Strategic Bond Fund	720,806	814,721	619,518
VC II has entered into an Amended and Restated Transfer Agency and Service Agreement with VALIC for the provision of dividend disbursement and certain other activities in connection with any accumulation, open-account or similar plans provided to the shareholders. For the last three fiscal years ended August 31, the Funds paid the following transfer agency fees under the Transfer Agency and Services Agreement:

Fund Name	2009	2008	2007
Aggressive Growth Lifestyle Fund	$1,193	$1,239	$1,232
Capital Appreciation Fund	1,874	2,126	1,927
Conservative Growth Lifestyle Fund	1,254	1,306	1,158
Core Bond Fund	1,901	2,155	2,085
High Yield Bond Fund	1,892	2,143	2,102
International Small Cap Equity Fund	1,720	1,856	1,989
Large Cap Value Fund	1,715	1,904	1,741
Mid Cap Growth Fund	1,682	1,869	1,781
Mid Cap Value Fund	5,509	3,419	3,519
Moderate Growth Lifestyle Fund	1,193	1,238	1,232
Money Market II Fund	690	861	998
Small Cap Growth Fund	1,912	2,167	2,072
Small Cap Value Fund	1,672	1,858	1,793
Socially Responsible Fund	1,735	1,424	1,369
Strategic Bond Fund	3,364	2,179	2,390
PORTFOLIO TURNOVER
For the fiscal year ended August 31, 2009, the portfolio turnover rates of the Aggressive Growth Lifestyle Fund increased from the prior fiscal year from 119% to 151%, the Conservative Growth Lifestyle Fund increased from the prior fiscal year from 107% to 180%, and the Moderate Growth Lifestyle Fund increased from the prior fiscal year from 108% to 175%, each due to the reallocation of investments in underlying Funds in each asset category (equities, fixed income securities, and real estate securities).
For the fiscal year ended August 31, 2009, the portfolio turnover rate of the High-Yield Bond Fund increased from the prior fiscal year from 57% to 91% due to a change of sub-adviser which occurred on July 24, 2009.
For the fiscal year ended August 31, 2009, the portfolio turnover rate for the International Small Cap Equity Fund increased from the prior fiscal year from 101% to 132% due to an increase in attractive investment opportunities in the asset class, which led to increased investment activity.
For the fiscal year ended August 31, 2009, the portfolio turnover rate of the Small Cap Growth Fund decreased from the prior fiscal year from 158% to 83%. The higher than normal turnover rate for the fiscal year ended 2008 occurred as result of the sub-adviser appointing a new portfolio manager to manage the Fund and the resulting purchasing and selling of portfolio securities. The portfolio management changes took place on December 10, 2007. The portfolio turnover rate for the fiscal year 2009 is nearer its historical portfolio turnover rate.
For the fiscal year ended August 31, 2009, the portfolio turnover rate of the Socially Responsible Fund decreased from the prior fiscal year from 120% to 86% due to a combination of factors including a decrease in the Fund’s total assets caused by market fluctuations and changes in the amounts and timing of the Fund’s cash flows.
PORTFOLIO TRANSACTIONS AND BROKERAGE
VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.
Virtually all of the over-the-counter transactions by the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The International Small Cap Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the

Socially Responsible Fund, the Small Cap Value Fund, and the Capital Appreciation Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC II normally enters into principal transactions directly with the issuer or the market-maker.
When VC II purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC II purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC II purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC II can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC II with brokerage and research services, described below.
Commission Recapture Program: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. VC II’s Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in a commission recapture arrangement, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangement will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangement.
The following chart reflects commission recapture activity for the period ended August 31, 2009.

Fund	Amount
Large Cap Value Fund	$9,377
Mid Cap Growth Fund	69,765
Mid Cap Value Fund	118,529
Small Cap Growth Fund	4,066
Small Cap Value Fund	8,037
Socially Responsible Fund	110,252

Research Services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.
The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for VC II. The Sub-advisers will not cause VC II to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-advisers’ ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds. The Funds may benefit from research services obtained through securities transactions effected by the Sub-advisers on behalf of their other clients.
The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC II’s Board.
The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended August 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.
2009 Brokerage Commissions

				Percentage of Amount of
				Transactions
			Percentage of	Involving Payments
		Amount paid to	Commissions paid to	of Commissions to
	Aggregate Brokerage	Affiliated	Affiliated	Affiliated
Fund	Commission	Broker-Dealers	Broker-Dealers	Broker-Dealers
Aggressive Growth Lifestyle Fund	$—	—	—	—

Capital Appreciation Fund	11,646	—	—	—

Conservative Growth Lifestyle Fund	—	—	—	—
Core Bond Fund	—	—	—	—
High Yield Bond Fund	5,512	—	—	—

International Small Cap Equity Fund	2,204,901	—	—	—

Large Cap Value Fund	435,722	—	—	—

Mid Cap Growth Fund	525,566	—	—	—

Mid Cap Value Fund	1,232,247	—	—	—

Moderate Growth Lifestyle Fund	—	—	—	—
Money Market II Fund	—	—	—	—
Small Cap Growth Fund	97,242	—	—	—

Small Cap Value Fund	440,877	—	—	—

Socially Responsible Fund	1,289,837	—	—	—

Strategic Bond Fund	3,096	—	—	—

2008 Brokerage Commissions

				Percentage of Amount of
				Transactions Involving
			Percentage of	Payments of
		Amount paid to	Commissions paid to	Commissions to
	Aggregate Brokerage	Affiliated	Affiliated	Affiliated
Fund	Commission	Broker-Dealers	Broker-Dealers	Broker-Dealers
Aggressive Growth Lifestyle Fund	$—	—	—	—
Capital Appreciation Fund	19,288	—	—	—
Conservative Growth Lifestyle Fund	—	—	—	—
Core Bond Fund	888	—	—	—
High Yield Bond Fund	1,648	—	—	—
International Small Cap Equity Fund	2,401,789	—	—	—
Large Cap Value Fund	692,879	—	—	—
Mid Cap Growth Fund	474,158	—	—	—
Mid Cap Value Fund	920,840	—	—	—
Moderate Growth Lifestyle Fund	—	—	—	—
Money Market II Fund	—	—	—	—
Small Cap Growth Fund	146,019	—	—	—
Small Cap Value Fund	274,416	—	—	—
Socially Responsible Fund	1,703,820	—	—	—
Strategic Bond Fund	25,971	—	—	—
2007 Brokerage Commissions

				Percentage of Amount of
			Percentage of	Transactions Involving
		Amount paid to	Commissions paid to	Payments of Commissions
	Aggregate Brokerage	Affiliated	Affiliated Broker-	to Affiliated Broker-
Fund	Commission	Broker-Dealers	Dealers	Dealers
Aggressive Growth Lifestyle Fund	$—	—	—	—
Capital Appreciation Fund	8,346	—	—	—
Conservative Growth Lifestyle Fund	—	—	—	—
Core Bond Fund	—	—	—	—
High Yield Bond Fund	436	—	—	—
International Small Cap Equity Fund	2,112,678	—	—	—
Large Cap Value Fund	480,580	—	—	—
Mid Cap Growth Fund	170,851	—	—	—
Mid Cap Value Fund	643,288	—	—	—
Moderate Growth Lifestyle Fund	—	—	—	—
Money Market II Fund	—	—	—	—
Small Cap Growth Fund	86,644	—	—	—
Small Cap Value Fund	246,524	—	—	—
Socially Responsible Fund	1,837,770	—	—	—
Strategic Bond Fund	3,767	—	—	—
     In addition, for the fiscal year ended August 31, 2009, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Sub-advisers:

	Gross Dollar
	Value of	Dollar Amount
	Purchase/Sales	of Commissions
	Directed to	Directed to
	Research	Research
Portfolio	Providers	Providers
Aggressive Growth Lifestyle Fund	$0	$ $ 0
Capital Appreciation Fund	0	0
Conservative Growth Lifestyle Fund	0	0
Core Bond Fund	0	0
High Yield Bond Fund	0	0
International Small Cap Equity Fund	0	0
Large Cap Value Fund	0	0
Mid Cap Growth Fund	229,409,221	389,945
Mid Cap Value Fund	114,375,745	228,424
Moderate Growth Lifestyle Fund	0	0
Money Market II Fund	0	0
Small Cap Growth Fund	14,846,568.77	103,516.37
Small Cap Value Fund	35,763,176.68	438,459.25
Socially Responsible Fund	79,805,957	100,796
Strategic Bond Fund	0	0
The following table sets forth the value of Funds’ holdings of securities of VC II’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of August 31, 2009.

		Value
Fund	Broker Dealer	(000’s)	Debt or Equity
Capital Appreciation	State Street Bank & Trust Co.	918	Equity

Core Bond	Banc of America Securities	1,949	Debt
	Credit Suisse First Boston Corp		Debt
	Barclays Bank	607	Debt
	Bear Stearns & Co., Inc.		Debt
	Citigroup, Inc.	2,431	Debt
	Credit Agricole Indosuez		Debt
	Goldman Sachs Group, Inc.	1,048	Debt
	JP Morgan Chase & Co.	3,001	Debt
	Lehman Brothers Holdings, Inc.		Debt
	Merrill Lynch & Co., Inc.	542	Debt
	Morgan Stanley	1,095	Debt
	State Street Bank & Trust Co.	12,361	Debt

High Yield Bond	State Street Bank & Trust Co.	5,234	Debt
	Citigroup, Inc.	763	Debt

International Small Cap Equity	State Street Bank & Trust Co.	13,602	Debt

Large Cap Value	Bank of America	5,368	Equity
	Citigroup, Inc.	802	Equity
	Goldman Sachs Group, Inc.	3,855	Equity
	JP Morgan Chase & Co.	6,590	Equity
	Morgan Stanley	1,049	Equity

Mid Cap Growth	State Street Bank & Trust Co.	4,984	Debt
	State Street Bank & Trust Co.	2,094	Equity

		Value
Fund	Broker Dealer	(000’s)	Debt or Equity
Mid Cap Value	State Street Bank & Trust Co.	5,790	Debt

Money Market II	Bank of America Corp.	14,501	Debt
	Barclays Bank	3,700	Debt
	Citigroup, Inc.	7,074	Debt
	JP Morgan Chase & Co.	10,000	Debt
	Deutsche Bank	4,000	Debt
	UBS Warburg, LLC	36,736	Debt

Small Cap Growth	State Street Bank & Trust Co.	1,390	Equity

Small Cap Value	State Street Bank & Trust Co.	9,715	Debt
	Investment Technology Group	1,089	Equity

Socially Responsible	State Street Bank & Trust Co.	3,730	Debt
	Bank of America Corp.	13,300	Equity
	Citigroup, Inc.	5,970	Equity
	JP Morgan Chase & Co.	19,400	Equity
	State Street Bank & Trust Co.	3,167	Equity

Strategic Bond	Banc of America Capital
	Management, LLC.	1,069	Debt
	Barclays Bank	428	Debt
	Citigroup, Inc.	1,926	Debt
	Credit Suisse First Boston	372	Debt
	Goldman Sachs Group, Inc.	3,088	Debt
	JP Morgan Chase & Co.	809	Debt
	Merrill Lynch & Co., Inc.	415	Debt
	Morgan Stanley	1,056	Debt
	State Street Bank & Trust Co.	32,231	Debt
Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser’s opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES
Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC II’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC and Plans and IRAs, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI’s address is the same as that of VALIC.
The distribution agreement between AGDI and VC II provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of VC II, or (ii) by vote of a majority of VC II’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC II’s Trustees who are not “interested persons” (as defined in the 1940 Act) of VC II by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of VC II or by a vote of a majority of the outstanding voting securities of VC II, or by AGDI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.
Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC II (after typesetting and printing the copies required for regulatory filings by VC II). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC II pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.
Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC II redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC II’s shareholders.
VC II normally redeems Fund shares for cash. Although VC II, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC II portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), VC II, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC II has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC II’s net asset value. This election is irrevocable while Rule 18f-2 is in effect, unless the SEC by order permits the withdrawal of the election. The securities to be paid in-kind to the separate accounts will be selected in such manner as VC II’s Board deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.
All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.
DETERMINATION OF NET ASSET VALUE
Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occur that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by VC II’s Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. The fair value of all other assets is added to the value of securities to arrive at a Fund’s total assets.
ACCOUNTING AND TAX TREATMENT
Under the Code, each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.
So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.
If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Variable Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Since the shares of the Funds are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisers regarding specific questions as to federal, state and local taxes.
A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.
REITs in which Funds invest may hold residual interests in REMICs. Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.
Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

OTHER INFORMATION
Shareholder Reports
Annual Reports containing audited financial statements of VC II and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.
Voting and Other Rights
VC II was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.
Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.
Delaware law does not require VC II to hold regular, annual shareholder meetings. However, VC II must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC II’s Board if the shareholders have elected less than a majority of the Trustees.
VC II will assist in shareholder communications.
VALIC Separate Account A’s (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.
As of August 31, 2009, VALIC and AIG Annuity Insurance Co. (“AIGAIC”) owned, directly or indirectly, 100% of the outstanding shares of the following Funds. The ownership breakdown is as follows:

Fund	VALIC	AIGAIC
Aggressive Growth Lifestyle Fund	100.00%	—
Capital Appreciation Fund	100.00%	—
Conservative Growth Lifestyle Fund	100.00%	—
Core Bond Fund	100.00%	—
High Yield Bond Fund	99.90%	0.10%
International Small Cap Equity Fund	100.00%	—
Large Cap Value Fund	100.00%	—
Mid Cap Growth Fund	100.00%	—
Mid Cap Value Fund	99.07%	0.93%
Moderate Growth Lifestyle Fund	100.00%	—
Money Market II Fund	100.00%	—
Small Cap Growth Fund	100.00%	—
Small Cap Value Fund	100.00%	—
Socially Responsible Fund	100.00%	—
Strategic Bond Fund	99.78%	0.22%

Proxy Voting Policies and Procedures
Proxy Voting Responsibility
VC II has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC II and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of VC II’s shareholders.
VC II has retained a proxy voting service, the RiskMetrics Group (“RiskMetrics”), to effect votes on behalf of VC II according to VC II’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.
Company Management Recommendations
When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC II’s policies and procedures therefore provide that each Fund will generally vote in support of management recommendations on most corporate matters. When a Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.
Case-By-Case Voting Matters
The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the Sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund’s shareholders.
Examples of Fund’s Positions on Voting Matters
Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:
•	Vote with management recommendations on most corporate matters;

•	Vote with management recommendations on proposals to increase or decrease authorized common stock;

•	Vote against the authorization of preferred stock if the company’s board has unlimited rights to set the terms and conditions of the shares;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless VC II’s objective is directly related to the social or environmental matter in question;[1] and

•	Not vote proxies for index funds/portfolios and passively managed funds.[1]

[1]	In these circumstances, the Fund will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Fund will either retain or sell the securities according to the best interests of the Fund’s shareholders.

Conflicts of Interest
Senior management of VC II and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of VC II’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by the RiskMetrics, an independent third-party.
However, if a situation arises where a vote presents a conflict between the interests of a Fund shareholders and the interests of VALIC, or one of VALIC’s affiliates, and the conflict is known to VC II, senior management of VC II and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund shareholders.
Proxy Voting Records
RiskMetrics will maintain records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.
Disclosure of Portfolio Holdings Policies and Procedures
The Board of VC II has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by VALIC or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC II does not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.
VC II makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available sixty (60) days after the end of VC II’s fiscal quarter.
In addition, VC II generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC II’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by VC II’s legal department. VC II and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC II’s Chief Compliance Officer and/or VALIC’s legal department is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC II and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

[1]	Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

VC II’s executive officers and VALIC’s legal department, are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation, or useful to the Funds’ participants without compromising the integrity or performance of the Funds.
At each quarterly meeting of the Board of VC II, the Board reviews a report disclosing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.
In the event a Sub-adviser is engaged to assume sub-advisory duties of a Fund, VC II routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. VC II does not receive any compensation, or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.
Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP, Independent Registered Public Accountants; (2) RiskMetrics, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, VC II’s Board materials; (9) Fluent Technologies, marketing materials, and (10) J.P. Morgan, performance comparisons for the High Yield Bond Fund.
In addition, Wellington Management discloses the portfolio holdings of the Funds it manages to the following third parties in connection with the services it provides to such Funds (subject to confidentiality agreements between Wellington Management and such third parties):

•	Broadridge Financial Solutions, Inc. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Custody of Assets
Pursuant to a Custodian Contract with VC II, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC II as Custodian.
The Custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC II, and performing other administrative duties, all as directed by persons authorized by VC II. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC II. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by VC II’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.
If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with the Custodian, as appropriate.
Payments in Connection with Distribution
VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900, Houston TX 77002-5678, serves as the independent registered public accounting firm of VC II.

MANAGEMENT OF VC II
The Board manages the business activities of VC II in accordance with Delaware law. The Board elects officers who are responsible for the day-to-day operations of VC II and who execute policies formulated by the Board. The names and ages of the Trustees and officers of VC II, their present positions and principal occupations during the past five years are set forth below. The address of each of the Independent Trustees is 2929 Allen Parkway, Houston, Texas 77019. Each officer holds office until the qualification and election of his or her successor.
INDEPENDENT TRUSTEES

Number of Portfolios
		Term of Office and		In Fund Complex
Name, Address and	Position(s) Held	Length of Time	Principal Occupation (s)	Overseen by	Other Directorships
Date of Birth	With Fund	Served[1]	During Past 5 Years	Trustee[2]	Held by Trustee[3]
THOMAS J. BROWN	Trustee	2005	Retired.	48	N/A
12/24/45

DR. JUDITH L.	Trustee	1998	Retired	80	Director, A.G. Belo
CRAVEN			Administrator.		Corporation, a media
10/06/45					company (1992-Present);
Director, SYSCO
Corporation, a food
marketing and
distribution company
(1996-Present);
Director, Luby’s
Restaurant
(1998-Present).

WILLIAM F.	Chairman and	2001	Retired.	80	Director, Boston
DEVIN	Trustee				Options Exchange
Chairman, July 2005 12/30/38					(2001-Present).

DR. TIMOTHY J.	Trustee	1998	Professor and Head,	48	N/A
EBNER			Dept. of Neuroscience
7/15/49			(1980-Present), and
Visscher Chair of
Physiology, University
of Minnesota
(1999-Present).

JUDGE GUSTAVO E.	Trustee	1998	Attorney At Law,	48	N/A
GONZALES, JR.			General Practice
7/27/40			(2004-Present).
Formerly, Municipal
Court Judge, Dallas,
Texas (1995-2004).

DR. JOHN W.	Trustee	1998	Pastor Emeritus	48	N/A
LANCASTER			(1990-Present), and
12/15/23			formerly, Director of
Planned Giving
(1997-2005), First
Presbyterian Church,
Houston, Texas.

KENNETH J.	Trustee	2001	Vice President of	48	N/A
LAVERY			Massachusetts
12/30/49			Capital Resources Company
(1982-Present).

DR. JOHN E.	Trustee	1998	President, Morehouse	48	Director, LifePoint
MAUPIN, JR.			School of Medicine,		Hospitals, Inc.,
10/28/46			Atlanta, Georgia		hospital management
			(2006-Present).		(1999-Present);
			Formerly, President,		Director, HealthSouth,
			Meharry Medical		Corp., rehabilitation
			College, Nashville,		health care
			Tennessee (1994-2006).		(2004-Present); and Director, Regions Financial Corp, bank holding company (2007-Present).

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement plan discussed below.

[2]	The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of VALIC. The “Fund Complex” includes VC II (15 funds), VC I (33 funds), AIG Series Trust, Inc. (3 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (5 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios) and Season Series Trust (24 portfolios).

[3]	Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.

INTERESTED TRUSTEE

Number of Portfolios
		Term of Office and		In Fund Complex
Name, Address and	Position(s) Held	Length of Time	Principal Occupation (s)	Overseen by	Other Directorships
Date of Birth	With Fund	Served[1]	During Past 5 Years	Trustee[2]	Held by Trustee[3]
PETER A. HARBECK	Trustee	2001	President, CEO and	89	N/A
Harborside Financial Center			Director, SAAMCo
3200 Plaza 5			(1995-Present);
Jersey City, New Jersey			Director, SunAmerica
07311-4992			Capital Services, Inc.
1/23/54			(“SACS”)
(1993-Present);
Chairman, President
and Chief Executive
Officer, AIG Advisor
Group, Inc.
(2004-Present)
OFFICERS
The address of each of the officers is 2929 Allen Parkway, Houston, Texas 77019, except for Mr. Bernlohr, whose address is 2919 Allen Parkway, Houston, Texas 77019; Ms. Handel and Messrs. Bressler and Hackethal, whose address is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311; and Mr. Packs, whose address is 99 High Street, Boston, Massachusetts 02110.

		Term of Office and
Name, Address and	Position(s) Held	Length of Time	Principal Occupation (s)
Date of Birth	With Fund	Served[1]	During Past 5 Years
KURT W.	President and	2009	President (2009-Present), VALIC Financial Advisors, Inc.;
BERNLOHR	Principal Executive		President (2009-President), VALIC Retirement Services Company;
05/27/1961	Officer		Senior Vice President (2009-Present), Vice President (2004-2009)
			and Associate General Counsel (2000-2004), VALIC.

GREGORY R.	Treasurer and	2002	Vice President, SAAMCo (2001-Present).
KINGSTON	Principal Financial
1/18/66	Officer

NORI L.	Vice President,	2000	Vice President and Deputy General Counsel, (2005-Present) and
GABERT	Chief Legal Officer		Vice President and Senior Counsel (2001-2005), SAAMCo.
8/15/53	and Secretary

GREGORY N.	Vice President	2005	Senior Vice President and General Counsel, SAAMCo (2005-Present);
BRESSLER			Vice President and Director of U.S. Asset Management Compliance,
11/17/66			Goldman Sachs Asset Management, L.P. (2004-2005); Deputy General
			Counsel, Credit Suisse Asset Management, LLC (“CSAM”)
			(2002-2004).

DONNA M.	Vice President and	2001	Senior Vice President (2004-Present) and Vice President
HANDEL 6/25/66	Assistant Treasurer		(1993-2004), SAAMCo.

JOHN PACKS	Vice President and	2001	Senior Investment Officer, VALIC (2001-Present).
12/09/55	Senior Investment
	Officer

MATTHEW J.	Anti-Money	2007	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance
HACKETHAL	Laundering (“AML”)		Officer, SunAmerica Fund Complex (2006-Present); Vice President
12/31/71	Compliance Officer		and CCO, Credit Suisse Alternative Funds — Asset Management Division (2005-2006).

CYNTHIA A.	Vice President and	2002	Vice President, SAAMCo and VALIC (2002-Present).
SKREHOT	Chief Compliance
12/06/67	Officer

THOMAS M. WARD	Vice President	2008	Director, (1991-Present) and Vice President (2009-Present), VALIC.
11/07/66

Effective January 1, 2010, for the Funds and VC I, Independent Trustees receive an annual retainer of $68,000 (Chairman receives an additional $37,500 retainer) and a meeting fee of $10,000 for each Board meeting and $2,500 for each special Board meeting attended in person and $1,500 for each Board meeting conducted by telephone. Audit, Brokerage, Compliance and Ethics, and Governance Committees members receive $1,500 for each meeting attended held in conjunction with a Board Meeting. Committee chairs receive an additional Audit retainer of $20,000, Governance, Brokerage, Compliance and Ethics retainers of $5,000; and the Financial Expert receives an annual retainer of $20,000.
Audit Committee. VC II has an Audit Committee comprised of all Independent Trustees with Dr. Lancaster as Chairman and Mr. Brown serves as “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for VC II and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding VC II’s financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended August 31, 2009, the Audit Committee held 4 meetings.
Governance Committee. VC II has a Governance Committee comprised of all Independent Trustees, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. VC II does not have a standing compensation committee. During the fiscal year ended August 31, 2009, the Governance Committee held 2 meetings.
Brokerage Committee. VC II has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Lavery, Judge Gonzales and Dr. Maupin which reviews brokerage issues but does not meet on a formal basis. During the fiscal year ended August 31, 2009, the Brokerage Committee held 1 meeting.
Compliance and Ethics Committee. VC II has a Compliance and Ethics Committee comprised of Ms. Craven, Judge Gonzales, Mr. Lavery and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the fiscal year ended August 31, 2009, the Compliance and Ethics Committee held 1 meeting.
The Trustees and officers of VC II and members of their families as a group beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2009.
Trustee Ownership of Shares
The following table shows the dollar range of shares beneficially owned by each Trustee.
Independent Trustees

		Aggregate Dollar Range of Equity Securities
	Dollar Range of Equity Securities	in All Registered Investment Companies
Name of Trustee	in the Fund[1]	Overseen by Trustee in Fund Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Dr. John W. Lancaster	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in VC II as of August 31, 2009.

[2]	Includes VC II (15 series) and VC I (33 series).

Interested Trustee

		Aggregate Dollar Range of Equity Securities
	Dollar Range of Equity Securities	in All Registered Investment Companies
Name of Trustee	in the Fund[1]	Overseen by Trustee in Fund Family[2]
Peter A. Harbeck	$0	$0
As of August 31, 2009, no Independent Trustee, or any of his or her immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Independent Trustees
The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2009. Interested Trustees (Mr. Harbeck was elected to the Board on October 22, 2001) are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.
Compensation Table
Fiscal Year Ended August 31, 2009

	Aggregate	Total Compensation	Pension or Retirement
	Compensation from	From Fund Complex	Benefits Accrued As Part
Name of Trustee	VC II	Paid to Trustees[1]	of Fund Expenses[1,2]
Thomas J. Brown	$48,915	$126,125	$—
Dr. Judith L. Craven	48,706	241,117	212,421
William Devin	62,973	271,867	273,391
Dr. Timothy Ebner [3]	43,105	110,819	—
Judge Gustavo E. Gonzales[3]	45,236	116,838	183,272
Dr. John W. Lancaster	48,883	125,975	155,748
Kenneth J. Lavery	49,048	126,750	68,291
Ben H. Love[4]	11,371	29,775	124,075
Dr. John E. Maupin, Jr.	48,786	125,500	108,173

[1]	The “Fund Complex” includes VC II (15 funds), VC I (33 funds), AIG Series Trust, Inc. (3 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (5 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios),and Season Series Trust (24 portfolios).

[2]	Complete years of services earned as of the termination of the Retirement Plan, are as follows: Drs. Craven, Ebner, Lancaster, Messrs. Love, Maupin and Judge Gonzales — 10 years or greater; Messrs. Devin and Lavery — approximately 8 years; and Mr. Brown — approximately 4 years.

[3]	Dr. Ebner and Judge Gonzales have chosen to defer a portion of VC II compensation under the Deferred Compensation Plan discussed below. As of August 31, 2009, the current value of the deferred compensation is $31,233 and $23,223 for Dr. Ebner and Judge Gonzales, respectively.

[4]	Retired effective October 21, 2008.
Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.
Prior to December 31, 2008, VC II offered Independent Trustees a retirement plan (“Retirement Plan”) with benefits based upon the trustee’s years of service and compensation at the time of retirement. Effective December 1, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active participants as of December 31, 2008 and (2) permit active participants to elect to receive a distribution of their entire Retirement Plan account balance in April 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.
With respect to the Retirement Plan while in effect, VC II is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Generally, benefits vested under the Retirement Plan are payable for a ten-year period. In the event of a Trustee’s death prior to complete distribution of benefits, the Trustee’s beneficiary or estate will be entitled to receive installments or a discounted lump-sum payment of the remaining benefits. Additional years of service will not increase benefits. Estimated benefits are shown below.

Pension Table — Estimated Benefits at Normal Retirement
Years of Service at Retirement

Compensation at
Retirement	5 Years	6 Years	7 Years	8 Years	9 Years	10 or More Years
$20,000	$10,000	$12,000	$14,000	$16,000	$18,000	$20,000
$30,000	$15,000	$18,000	$21,000	$24,000	$27,000	$30,000
$40,000	$20,000	$24,000	$28,000	$32,000	$36,000	$40,000
$50,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000
$60,000	$30,000	$36,000	$42,000	$48,000	$54,000	$60,000
$70,000	$35,000	$42,000	$49,000	$56,000	$63,000	$70,000
To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Trustee earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

APPENDIX A
BOND RATINGS
Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:
Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospect of ever attaining any real investment standing.
Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that a ranking in the lower end of the generic rating category.
Standard & Poor’s Corporation classifications are as follows:
AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.
AA — An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB-B-CCC-CC — Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated CC is currently highly vulnerable to nonpayment.
C — The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
D — An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.
p — The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Not rated.

Description of Commercial Paper Ratings
Moody’s Commercial Paper Ratings
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Commercial Paper Ratings
A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.
B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

APPENDIX B
INVESTMENT PRACTICES

	Aggressive	Conservative	Moderate				International
	Growth	Growth	Growth	Capital		High Yield	Small Cap
	Lifestyle	Lifestyle	Lifestyle	Appreciation	Core Bond	Bond	Equity
Adjustable Rate Securities	N	N	N	Y	Y	Y	Y
Asset-Backed Securities	N	N	N	Y	Y	Y	Y
Bank Obligations	N	N	N	Y	Y	Y	Y
Depositary Receipts	N	N	N	Y	Y	Y	Y
Equity Securities	N	N	N	Y	Y (20%)	Y (20%)	Y
Common Stock—Large Cap Issuers	N	N	N	Y	Y	Y	Y
Common Stocks — Mid-Cap Issuers	N	N	N	Y	Y	Y	Y
Common Stocks — Small Cap Issuers	N	N	N	Y	Y	Y	Y(>=80%)
Convertible Securities	N	N	N	Y	Y	Y	Y
Preferred Stocks	N	N	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	N	N	N	Y	N	N	Y
Warrants	N	N	N	Y	Y	Y	Y
Eurodollar Obligations	N	N	N	N	Y	Y	Y
Fixed-Income Securities (investment grade)	N	N	N	Y	Y(>=80%)	Y	Y
Brady bonds	N	N	N	Y	Y	Y	Y
Catastrophe Bonds	N	N	N	Y	Y	Y	Y
CBOs	N	N	N	N	N	Y	N
inflation indexed bonds	N	N	N	Y	Y	Y	Y
International Bonds	N	N	N	Y	Y	Y	Y
Junk bonds	N	N	N	N	Y (20%)	Y(>=80%)	N
variable rate demand notes	N	N	N	Y	Y	Y	Y
zero-coupon bonds	N	N	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans	N	N	N	Y	Y	Y	Y
Forward Contracts	N	N	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	N	N	N	Y	Y	Y (35%)	Y (100%)
equity securities	N	N	N	Y(20%)	Y	Y	Y(>=80%)
Fixed-income securities (including money market securities)	N	N	N	Y	Y (40%)	Y	Y
emerging markets	N	N	N	N	Y	Y	Y
Hybrid Instruments (Includes indexed or structured securities/notes)	N	N	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	N	N	N	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	N	N	N	N	N	N	Y
Lending Portfolio Securities	N	N	N	Y	Y	Y	Y
Loan Participations	N	N	N	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	N	N	Y	Y	Y	Y
mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	N	N	Y	Y	Y	Y
CMOs	N	N	N	Y	Y	Y	Y
commercial mort-backed secs.	N	N	N	Y	Y	Y	Y
Stripped mortgage backed securities	N	N	N	Y	Y	Y	Y
CMO residuals	N	N	N	Y	Y	Y	Y
mortgage dollar rolls	N	N	N	Y	Y	Y	Y
Options and Futures Contracts	N	N	N	Y	Y	Y	Y
Options on securities/indexes	N	N	N	Y	Y	Y	Y
writing/purchasing covered call/put options	N	N	N	Y	Y	Y	Y (on foreign currencies also)
financial futures contracts	N	N	N	Y	Y	Y	Y
options on financial futures contracts	N	N	N	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

	Aggressive	Conservative	Moderate				International
	Growth	Growth	Growth	Capital		High Yield	Small Cap
	Lifestyle	Lifestyle	Lifestyle	Appreciation	Core Bond	Bond	Equity
unlisted options	N	N	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	Y	Y	N	Y
Real Estate Securities & REITs	N	N	N	Y	Y	Y	Y
Repurchase Agreements	N	N	N	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	Y	Y
Rule 144A Securities	N	N	N	Y	Y	Y	Y
Short Sales (Against the Box)	N	N	N	Y	Y	Y	Y
Short Sales (“naked”)	N	N	N	N	N	Y	N
Structured Notes	N	N	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	N	N	N	Y	Y	Y	Y
credit default swaps	N	N	N	N	Y(10%)	Y(10%)	N
currency exchange rate swaps	N	N	N	Y	Y	Y	Y
equity swaps	N	N	N	Y	Y	Y	Y
interest rate swaps	N	N	N	Y	Y	Y	Y
Unseasoned Issuers	N	N	N	N	Y	Y	N
When-Issued (delayed-delivery) Secs.	N	N	N	Y	Y	Y	Y

	Large Cap	Mid Cap	Mid Cap	Money	Small Cap	Small Cap	Socially	Strategic
	Value	Growth	Value	Market II	Growth	Value	Responsible	Bond
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y	N	Y	Y	Y	Y
Equity Securities	Y	Y	Y	N	Y	Y	Y(>=80%)	Y(20%)
Common Stock—Large Cap Issuers	Y (>=80%)	Y	Y	N	Y	Y	Y	Y
Common Stocks — Mid-Cap Issuers	Y	Y (>=80%)	Y (>=80%)	N	Y	Y	Y	Y
Common Stocks — Small Cap Issuers	Y	Y	Y	N	Y (>=80%)	Y (>=80%)	Y	Y
Convertible Securities	Y	Y	Y	N	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	N	Y	Y	Y	Y
Rights (except as noted in Real Estate Securities)	Y	N	Y	N	Y	Y	Y	Y
Warrants	Y	Y	Y	N	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y
Fixed-Income Securities (investment grade)	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Brady bonds	Y	Y	Y	Y	Y	N	Y	Y
Catastrophe Bonds	Y	Y	Y	Y	Y	N	Y	Y
CBOs	N	N	N	N	N	N	N	N
inflation indexed bonds	Y	Y	Y	N	Y	Y	Y	Y
International Bonds	Y	Y	Y	Y	Y	N	Y	Y
Junk bonds	N	N	Y	N	N	N	N	N
variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y
zero-coupon bonds	Y	Y	Y	N	Y	Y	Y	Y
Foreign Currency & Foreign Currency Exchange Trans.	Y	Y	Y	N	Y	Y	Y	Y
Forward Contracts	Y	Y	Y	N	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y	Y(25%)	Y (20%)	Y (20%)	Y(25%)	Y(25%)	Y(20%)	Y(50%)
equity securities	Y (35%)	Y	Y	N	Y	Y	Y	Y
Fixed-income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y
emerging markets	Y	Y	Y	N	Y	Y	Y	Y(25%)
Hybrid Instruments (Includes indexed or structured securities/notes)	N	Y(10%)	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)

APPENDIX B
INVESTMENT PRACTICES

	Large Cap	Mid Cap	Mid Cap	Money	Small Cap	Small Cap	Socially	Strategic
	Value	Growth	Value	Market II	Growth	Value	Responsible	Bond
Illiquid Securities	Y (15%)	Y (15%)	Y (15%)	Y (10%)	Y (15%)	Y (15%)	Y (15%)	Y (15%)
IPOs	Y	Y	Y	N	Y	Y	N	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	Y	Y	Y	Y	Y	Y	Y
mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	Y	Y	N	Y	Y	Y	Y
commercial mort-backed secs.	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y
mortgage dollar rolls	Y	Y	Y	N	Y	Y	Y	Y
Options and Futures Contracts	Y	Y	Y	N	Y	Y	Y	Y
Options on securities/indexes	Y	Y	Y	N	Y	Y	Y	Y
writing/purchasing covered call/put options	Y	Y	Y	N	Y	Y	Y	Y
financial futures contracts	Y	Y	Y	N	Y	Y	Y	Y
options on financial futures contracts	Y	Y	Y	N	Y	Y	Y	Y
unlisted options	Y	Y	Y	N	Y	Y	Y	Y
Other Investment Companies (including ETFs)	Y	Y	Y	N	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	N	Y	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	Y	Y	N	Y	Y	Y	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	N	Y	Y	Y	Y
Short Sales (“naked”)	N	N	N	N	N	N	N	Y(5%)
Structured Notes	Y	Y	Y	N	Y	Y	Y	Y
Swap Agreements (5% limitation on any single contract)	Y	Y	Y	N	Y	Y	Y	Y
credit default swaps	N	N	N	N	N	N	N	Y(10%)
currency exchange rate swaps	Y	Y	Y	N	Y	Y	Y	Y
equity swaps	Y	Y	Y	N	Y	Y	Y	Y
interest rate swaps	Y	Y	Y	N	Y	Y	Y	Y
Unseasoned Issuers	N	N	N	N	Y	Y	Y	Y
When-Issued (delayed-delivery) Secs.	Y	Y	Y	N	Y	Y	Y	Y

VALIC COMPANY II
Part C. OTHER INFORMATION
ITEM 28. EXHIBITS

a.	(1)	Agreement and Declaration of Trust (1)

	(2)	Amendment to Agreement and Declaration of Trust (2)

	(3)	Amended and Restated Certificate of Trust dated 09/25/2000 (6)

	(4)	Amended and Restated Certificate of Trust dated 12/31/2001 (8)

	(5)	Certificate of Designation for:
(a)	American General International Growth Fund (1)

(b)	American General Large Cap Growth (1)

(c)	American General Mid Cap Growth Fund (1)

(d)	American General Small Cap Growth Fund (1)

(e)	American General International Value Fund (1)

(f)	American General Large Cap Value Fund (1)

(g)	American General Mid Cap Value Fund (1)

(h)	American General Small Cap Value Fund (1)

(i)	American General Socially Responsible Fund (1)

(j)	American General Balanced Fund (1)

(k)	American General High Yield Bond Fund (2)

(l)	American General Strategic Bond Fund (2)

(m)	American General Domestic Bond Fund (1)

(n)	American General Core Bond Fund (2)

(o)	American General Money Market Fund (1)

(p)	American General Growth Lifestyle Fund (1)

(q)	American General Moderate Growth Lifestyle Fund (1)

(r)	American General Conservative Growth Lifestyle Fund (1)

(s)	American General S&P 500 Index Fund (1)

(t)	American General Mid Cap Index Fund (1)

(u)	American General Small Cap Index Fund (1)

(v)	North American International Growth Fund (6)

North American — Goldman Sachs Large Cap Growth Fund

North American — State Street Large Cap Value Fund

North American — INVESCO Mid Cap Growth Fund

North American — Neuberger Berman Mid Cap Value Fund

North American — J.P. Morgan Small Cap Growth Fund

North American — Small Cap Value Fund

North American — AG Socially Responsible Fund

North American — AG Core Bond Fund

North American — AG High Yield Bond Fund

North American — AG Strategic Bond Fund

North American — AG Conservative Growth Lifestyle Fund

North American — AG Aggressive Growth Lifestyle Fund

North American — AG Moderate Growth Lifestyle Fund

North American — AG 2 Money Market Fund

(w)	Amended and Restated Certificate of Designation (8) (Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, Strategic Bond Fund)

1

(x)	Certificate of Designation of International Small Cap Equity Fund formerly known as International Growth II Fund (12)

(6) Certificate of Termination for:

(a) American General S&P 500 Index Fund (2)

(b) American General Mid Cap Index Fund (2)

(c) American General Small Cap Index Fund (2)

b.	Bylaws. (1)

c.	Not Applicable.

d.	(1)(a) Investment Advisory Agreement between the Registrant and The Variable Annuity Life Insurance Company (“VALIC”) dated January 1, 2002 (2)

(b) Amendment No. 1 to the Investment Advisory Agreement dated December 10, 2007. Filed herewith.

(c) Amendment No. 2 to the Investment Advisory Agreement dated July 24, 2009. Filed herewith.

(d) Amendment No. 3 to the Investment Advisory Agreement dated December 1, 2009. Filed herewith.

(e) Amendment No. 4 to the Investment Advisory Agreement dated December 14, 2009. Filed herewith.
(2)	Investment Sub-Advisory Agreements between VALIC and each of the following Sub- Advisers:
(a)	American General International Growth Fund (3)

(b)	American General Large Cap Growth Fund (3)

(c)	American General Mid Cap Growth Fund (3)

(d)	American General International Value Fund, American General Balanced Fund and American General Domestic Bond Fund (3)

(e)	American General Large Cap Value Fund (3)

(f)	American General Mid Cap Value Fund (3)

(g)	Fiduciary Management Associates, Inc. (3)

(h)	American General High Yield Bond Fund, American General Strategic Bond Fund and American General Core Bond Fund (3)

(i)	American General Investment Management, L.P. (3)

(j)	Bankers Trust Company (4)

(k)	INVESCO Funds Group, Inc. dated September 28, 2000 (7)
(3)	Interim Investment Advisory Agreement between the Registrant and VALIC, dated August 29, 2001 (7)

(4)	Investment Sub-Advisory Agreements between VALIC and the following Sub-Advisers:
(a)	American General Investment Management, L.P. dated August 29, 2001 (7)

(b)	Fiduciary Management Associates, Inc. dated August 29, 2001 (7)

(c)	Goldman Sachs Asset Management dated August 29, 2001 (7)

(d)	J.P. Morgan Investment Management, Inc. dated August 29, 2001 (7)

(e)	Neuberger Berman Management, Inc. dated August 29, 2001 (7)

(f)	(1) SSgA Funds Management, Inc. dated August 29, 2001 (7)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SSgA FM dated October 31, 2007 (15)

(g)	Thompson, Siegel & Walmsley, Inc. dated August 29, 2001 (7)

(h)	(1) AIG Global Investment Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 11, 2004 (15)

(3) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and AIGGIC dated October 31, 2007 (15)

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(i)	(1) JPMorgan Investment Advisors, Inc. (formerly Banc One Investment Advisers, Inc.) dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and JPMIA dated October 31, 2007 (15)

(3) Form of Assignment and Assumption Agreement between JPMIA, JPMIM and VALIC dated December 31, 2009. Filed herewith.

(j)	Credit Suisse Asset Management, LLC dated January 1, 2002 (8)

(k)	Franklin Advisers, Inc. dated January 1, 2002 (8)

(l)	Putnam Investment Management, LLC dated January 1, 2002 (8)

(m)	(1) SunAmerica Asset Management Corp. dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and SAAMCo dated October 31, 2007 (15)

(3) Interim Investment Sub-Advisory Agreement between VALIC and SAAMCo dated December 1, 2009. Filed herewith.

(n)	(1) Wellington Management Company, LLP dated January 1, 2002 (8)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 19, 2005 (13)

(3) Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management dated October 31, 2007 (15)

(4) Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and Wellington Management dated July 24, 2009. Filed herewith.

(o)	(1) Invesco Aim Capital Management, Inc. (11)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Invesco Aim dated October 31, 2007 (15)

(3) Amendment No. 2 to the Investment Sub-Advisory Agreement between VALIC and Invesco Aim dated December 14, 2009. Filed herewith.

(p)	(1) FAF Advisors, Inc (formerly U.S. Bancorp Asset Management, Inc.) dated November 7, 2005 (13)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and FAF Advisors dated October 31, 2007 (15)

(q)	(1) Bridgeway Capital Management, Inc. dated August 28, 2006 (14)

(2) Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Bridgeway Capital dated October 31, 2007 (15)

(r)	J.P. Morgan Investment Management Inc. dated December 10, 2007 (15)

(s)	Investment Sub-Sub-Advisory Agreement between Invesco Aim Capital Management, Inc. and Invesco Asset Management, Ltd dated December 14, 2009. Filed herewith.
e.	Distribution Agreement between Registrant and American General Distributors, Inc. dated October 19, 2005 (13)

f.	Not Applicable

g.	(1) Master Custodian Agreement between Registrant and State Street Bank and Trust Company (14)

(2) Amendment to Master Custodian Agreement dated January 18, 2006 (14)

h.	(1) Transfer Agency and Service Agreement between Registrant and VALIC (5)

(2) Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000 (7)

(3) Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)

(4) Accounting Services Agreement between Registrant and VALIC (5)

(5) Amended and Restated Accounting Services Agreement between Registrant and VALIC dated April 1, 2001 (7)

(6) Administrative Service Agreement between the Registrant and VALIC (5)

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(7)	Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001 (7)

(8)	Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001 (7)

(9)	Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003 (10)

(10)	Amended and Restated Administrative Services Agreement between the Registrant and AIG SunAmerica Asset Management Corp. dated October 30, 2007 (15)

(11)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 30, 2007 (15)
i.	Opinion of Counsel. Filed herewith.

j.	Consent of Independent Registered Public Accounting Firm — PricewaterhouseCoopers, LLP. Filed herewith.

k.	Not Applicable

l.	Subscription Agreements (2)

m.	Not Applicable

n.	Not Applicable

o.	Reserved

p.	(1) Code of Ethics — American General Investment Management, L.P. (7)

(2) Code of Ethics — Fiduciary Management Associates, Inc. (7)

(3) Code of Ethics — Goldman Sachs Asset Management (7)

(4)(a) Code of Ethics — Invesco Aim Capital Management, Inc. (11)

(b) Code of Ethics — Invesco Asset Management, Ltd. Filed herewith.

(5) Code of Ethics — J.P. Morgan Investment Management, Inc. (7)

(6) Code of Ethics — Neuberger Berman Management, Inc. (7)

(7) Code of Ethics — SSgA Funds Management, Inc. (11)

(8) Code of Ethics — Thompson, Siegel & Walmsley, Inc. (7)

(9) Code of Ethics — AIG Global Investment Corp. (8)

(10) Code of Ethics — Banc One Investment Advisors, Inc. (11)

(11) Code of Ethics — Credit Suisse Asset Management, LLC (8)

(12) Code of Ethics — Franklin Advisers, Inc. (13)

(13) Code of Ethics — Putnam Investment Management, LLC (8)

(14) Code of Ethics — Wellington Management Company, LLP (8)

(15) Code of Ethics — Credit Suisse Asset Management, LLC (9)

(16) Code of Ethics — SunAmerica Asset Management Corp. Filed herewith.

(17) Code of Ethics — FAF Advisors, Inc. (formerly U.S. Bancorp Asset Management, Inc.) (13)

(18) Code of Ethics — Bridgeway Capital Management, Inc. (14)

(19) Code of Ethics — J.P. Morgan Investment Management Inc. (15).

q.	Powers of Attorney. Filed herewith.
Footnotes:
1.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-002909).

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2.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

3.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

4.	Incorporated herein by reference to the Registrant’s Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

5.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

6.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 1, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-005815).

7.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2001 (File Nos. 333-53589/811-08789, Accession No. 0000950129-01-504549).

8.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-000161).

9.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 19, 2002 (File Nos. 333-53589/811-08789, Accession No. 0000950129-02-006167).

10.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 18, 2003 (File Nos. 333-53589/811-08789, Accession No. 0000950129-03-006222).

11.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 20, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-007908).

12.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 29, 2004 (File Nos. 333-53589/811-08789, Accession No. 0000950129-04-010161).

13.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 12, 2005 (File Nos. 333-53589/811-08789, Accession No. 0000950129-05-011829).

14.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 11, 2006 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-010064).

15.	Incorporated herein by reference to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 14, 2007 (File Nos. 333-53589/811-08789, Accession No. 0000950129-06-006164).

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ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
     No person is controlled by or under common control with the Registrant.
ITEM 30. INDEMNIFICATION
Incorporated herein by reference to Pre-Effective Amendment Number 2 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on September 2, 1998 (File No. 333-53589/811-08789, Accession No. 0000950129-98-003747).
Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “About VC II’s Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement.
ITEM 32. PRINCIPAL UNDERWRITERS
a.	American General Distributors, Inc. (“AGDI”) (the “Distributor”) acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company I (“VC I”). The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, Texas 77019.

b.	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal	Position and Offices With Underwriter American General
Business Address	Distributors, Inc.
Kurt W. Bernlohr*	Chairman, Chief Executive Officer and President
Katherine Stoner	Director and Secretary
David H. den Boer	Director, Senior Vice President and Assistant Secretary
Thomas G. Norwood	Executive Vice President
Krien VerBerkmoes	Chief Compliance Officer
John Reiner	Chief Financial Officer and Treasurer
Daniel R. Cricks	Tax Officer
Debra L. Herzog	Assistant Secretary
Paula Payne	Assistant Secretary
Terry B. Festervand	Assistant Treasurer
Paul Hoepfl	Assistant Treasurer
Louis V. McNeal	Assistant Treasurer
Robert C. Bauman	Administrative Officer
Thomas M. Ward	Administrative Officer

*	Mr. Bernlohr also serves as President of the Registrant and VC I.
c.	Not applicable

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ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:
THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019
THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
THE ADMINISTRATOR
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
INVESTMENT SUB-ADVISERS:
AIG Global Investment Corp.
70 Pine Street
New York, New York 10271
Bridgeway Capital Management, Inc.
5615 Kirby Drive, Suite 518
Houston, Texas 77005
FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
Invesco Aim Capital Management, Inc.
11 Greenway Plaza
Houston, Texas 77046
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

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ITEM 34. MANAGEMENT SERVICES
     There is no management-related service contract not discussed in Parts A or B of this Form N-1A.
ITEM 35. UNDERTAKINGS
     Not applicable

8

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 15 (the “Amendment”) to the Registration Statement under rule 485(b) under the Securities Act and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 18th day of December, 2009.
VALIC Company II

By	/s/ KURT W. BERNLOHR
Kurt W. Bernlohr
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ KURT W. BERNLOHR	President (Principal Executive Officer)	December 18, 2009
Kurt W. Bernlohr

/s/ GREGORY KINGSTON	Treasurer (Principal Financial and Accounting Officer)	December 18, 2009
Gregory R. Kingston

*	Trustee	December 18, 2009
Thomas J. Brown

*	Trustee	December 18, 2009
Judith L. Craven

*	Trustee	December 18, 2009
William F. Devin

*	Trustee	December 18, 2009
Timothy J. Ebner

*	Trustee	December 18, 2009
Gustavo E. Gonzales

*	Trustee	December 18, 2009
Peter A. Harbeck

*	Trustee	December 18, 2009
John W. Lancaster

*	Trustee	December 18, 2009
Kenneth J. Lavery

*	Trustee	December 18, 2009
John E. Maupin, Jr.

* By:	/s/ NORI GABERT
Nori L. Gabert
Attorney-in-Fact

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EXHIBIT INDEX

ITEM 28.
d.1.(b)	Amendment No. 1 to the Investment Advisory Agreement dated December 10, 2007.

d.1.(c)	Amendment No. 2 to the Investment Advisory Agreement dated July 24, 2009.

d.1.(d)	Amendment No. 3 to the Investment Advisory Agreement dated December 1, 2009.

d.1.(e)	Amendment No. 4 to the Investment Advisory Agreement dated December 14, 2009.

d.4.(i)(3)	Form of Assignment and Assumption Agreement between JPMIA, JPMIM and VALIC dated December 31, 2009.

d.4.(m)(3)	Interim Investment Sub-Advisory Agreement between VALIC and SAAMCo dated December 1, 2009.

d.4.(n)(4)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and Wellington Management dated July 24, 2009.

d.4.(o)(3)	Amendment No. 2 to the Investment Sub-Advisory Agreement between VALIC and Invesco Aim dated December 14, 2009.

d(4)(s)	Investment Sub-Sub-Advisory Agreement between Invesco Aim Capital Management, Inc. and Invesco Asset Management, Ltd dated December 14, 2009.

i.	Opinion of Counsel.

j.	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers, LLP.

p.4.b	Code of Ethics — Invesco Asset Management, Ltd.

p.16	Code of Ethics — SunAmerica Asset Management Corp.

q.	Powers of Attorney.

10